EXHIBIT 99

                                        PRICE AND YIELD TABLES


GSR0207 - Price/Yield - GMC_A1


Balance  $134,575,000.00           Delay                0         Coupon   IF CURMONTH LE 68 THEN 2.505 ELSE CMT_1YR + 1.75
Coupon             2.505           Dated          7/30/02
Settle           7/30/02           First Payment  8/25/02

         ---------------------------------------------------------------------------------------------
Price    10 CPR,    15 CPR,   20 CPR,  25 CPR,   30 CPR,   35 CPR,   40 CPR,   45 CPR,    50 CPR,
         Call (Y)   Call (Y)  Call (Y) Call (Y)  Call (Y)  Call (Y)  Call (Y)  Call (Y)   Call (Y) )
         --------------------------------------------------------------------------------------------
99-12      2.978    3.186    3.402     3.629     3.865     4.113      4.380     4.655      4.954    Yield
99-12         54      107      137       165       193       220        247       275        305    Spread
         -------------------------------------------------------------------------------------------
99-16      2.885    3.051    3.223     3.404     3.592     3.790      4.003     4.222      4.460    Yield
99-16         45       93      119       143       166       188        210       232        255    Spread
         -------------------------------------------------------------------------------------------
99-20      2.793    2.916    3.045     3.180     3.321     3.468      3.627     3.791      3.968    Yield
99-20         36       80      102       121       138       156        172       188        206    Spread
         -------------------------------------------------------------------------------------------
99-24      2.700    2.782    2.867     2.957     3.050     3.147      3.252     3.361      3.478    Yield
99-24         26       66       84        98       111       124        134       145        157    Spread
         -------------------------------------------------------------------------------------------
99-28      2.608    2.648    2.690     2.734     2.780     2.828      2.879     2.933      2.990    Yield
99-28         17       53       66        76        84        92         97       103        108    Spread
         -------------------------------------------------------------------------------------------
100-00     2.515    2.514    2.513     2.512     2.510     2.509      2.507     2.506      2.504    Yield
100-00         8       40       48        54        57        60         60        60         60    Spread
         -------------------------------------------------------------------------------------------
100-04     2.424    2.381    2.337     2.290     2.242     2.191      2.137     2.081      2.020    Yield
100-04        -1       26       31        32        31        28         23        17         11    Spread
         -------------------------------------------------------------------------------------------
100-08     2.332    2.248    2.161     2.069     1.974     1.875      1.768     1.657      1.538    Yield
100-08       -10       13       13        10         4        -3        -14       -25        -37    Spread
         -------------------------------------------------------------------------------------------
100-12     2.240    2.115    1.985     1.849     1.707     1.559      1.400     1.236      1.058    Yield
100-12       -20        0       -4       -13       -23       -35        -51       -67        -85    Spread
         -------------------------------------------------------------------------------------------
100-16     2.149    1.983    1.810     1.629     1.441     1.244      1.033     0.815      0.580    Yield
100-16       -29      -14      -22       -35       -50       -66        -87      -109       -133    Spread
         -------------------------------------------------------------------------------------------
100-20     2.058    1.851    1.635     1.410     1.176     0.931      0.668     0.397      0.103    Yield
100-20       -38      -27      -39       -56       -76       -98       -124      -151       -180    Spread
         -------------------------------------------------------------------------------------------

WAL      1.40644    0.96275  0.72438   0.57529   0.47398     0.4    0.34255    0.29837    0.26179
Principal  Aug02 -  Aug02 -  Aug02 -   Aug02 -   Aug02 -   Aug02 -  Aug02 -    Aug02 -     Aug02 -
Window     Jun05    Jul04    Jan04     Sep03     Jul03     May03    Apr03      Feb03       Jan03

CMT_1YR             1.97




CONTINUATION OF TABLE

         -------------------------------------------
Price      55 CPR,    60 CPR,   70 CPR,   80 CPR,
           Call (Y)   Call (Y)  Call (Y)  Call (Y)
         ------------------------------------------
99-12      5.264     5.592        6.357     7.309 Yield
99-12        336       369          445       540 Spread
         -----------------------------------------
99-16      4.707     4.968        5.577     6.333 Yield
99-16        280       306          367       443 Spread
         -----------------------------------------
99-20      4.153     4.347        4.800     5.364 Yield
99-20        225       244          290       346 Spread
         -----------------------------------------
99-24      3.600     3.729        4.028     4.400 Yield
99-24        170       182          212       250 Spread
         -----------------------------------------
99-28      3.050     3.113        3.260     3.443 Yield
99-28        115       121          136       154 Spread
         -----------------------------------------
100-00     2.502     2.501        2.496     2.491 Yield
100-00        60        60           59        59 Spread
         -----------------------------------------
100-04     1.957     1.891        1.736     1.545 Yield
100-04         5        -1          -17       -36 Spread
         -----------------------------------------
100-08     1.414     1.284        0.981     0.605 Yield
100-08       -49       -62          -92      -130 Spread
         -----------------------------------------
100-12     0.874     0.680        0.229    -0.329 Yield
100-12      -103      -123         -168      -223 Spread
         -----------------------------------------
100-16     0.335     0.078       -0.519    -1.257 Yield
100-16      -157      -183         -242      -316 Spread
         -----------------------------------------
100-20    -0.201    -0.521       -1.263    -2.179 Yield
100-20      -211      -243         -317      -408 Spread
         -----------------------------------------


WAL       0.23223   0.20754    0.16637    0.13355
Principal Aug02 -   Aug02 -    Aug02 -    Aug02 -
Window    Jan03     Dec02      Nov02      Oct02

CMT_1YR             1.97





No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0207 - Price/Yield - GMC_A2


Balance     $50,331,000.00             Delay                  0   Coupon    IF CURMONTH LE 68 THEN 2.915 ELSE CMT_1YR + 1.75
Coupon               2.915             Dated            7/30/02
Settle             7/30/02             First Payment    8/25/02

           -----------------------------------------------------------------------------------------------------
Price      10 CPR,         15 CPR,     20 CPR,     25 CPR,      30 CPR,     35 CPR,     40 CPR,      45 CPR,
           Call (Y)        Call (Y)    Call (Y)    Call (Y)     Call (Y)    Call (Y)    Call (Y)     Call (Y)
           -----------------------------------------------------------------------------------------------------
99-12                3.118       3.199       3.285        3.376       3.474       3.578        3.687       3.806 Yield
99-12                  -74          -3          48           89         120         145          161         177 Spread
           ------------------------------------------------------------------------------------------------------
99-16                3.081       3.146       3.214        3.287       3.365       3.448        3.535       3.630 Yield
99-16                  -78          -8          41           80         110         132          146         160 Spread
           ------------------------------------------------------------------------------------------------------
99-20                3.044       3.092       3.144        3.198       3.257       3.319        3.384       3.455 Yield
99-20                  -81         -13          34           72          99         119          131         142 Spread
           ------------------------------------------------------------------------------------------------------
99-24                3.006       3.039       3.073        3.109       3.148       3.190        3.233       3.280 Yield
99-24                  -85         -19          27           63          88         106          116         125 Spread
           ------------------------------------------------------------------------------------------------------
99-28                2.969       2.986       3.003        3.021       3.040       3.061        3.082       3.106 Yield
99-28                  -89         -24          20           54          77          93          100         107 Spread
           ------------------------------------------------------------------------------------------------------
100-00               2.933       2.932       2.932        2.932       2.932       2.932        2.932       2.932 Yield
100-00                 -92         -29          13           45          66          80           85          90 Spread
           ------------------------------------------------------------------------------------------------------
100-04               2.896       2.879       2.862        2.844       2.824       2.804        2.782       2.758 Yield
100-04                 -96         -35           6           36          55          67           70          72 Spread
           ------------------------------------------------------------------------------------------------------
100-08               2.859       2.826       2.792        2.756       2.717       2.675        2.632       2.585 Yield
100-08                -100         -40          -1           27          45          54           55          55 Spread
           ------------------------------------------------------------------------------------------------------
100-12               2.822       2.773       2.722        2.668       2.609       2.547        2.483       2.412 Yield
100-12                -103         -45          -8           18          34          42           40          38 Spread
           ------------------------------------------------------------------------------------------------------
100-16               2.785       2.721       2.652        2.580       2.502       2.420        2.334       2.239 Yield
100-16                -107         -51         -15           10          23          29           26          21 Spread
           ------------------------------------------------------------------------------------------------------
100-20               2.749       2.668       2.582        2.492       2.395       2.292        2.185       2.067 Yield
100-20                -111         -56         -22            1          13          16           11           3 Spread
           ------------------------------------------------------------------------------------------------------

WAL                3.61684      2.4731     1.85224      1.46409     1.19558           1      0.85421     0.73657
Principal          Jun05 -     Jul04 -     Jan04 -      Sep03 -     Jul03 -     May03 -      Apr03 -     Feb03 -
Window               Nov06       Jul05       Oct04        Apr04       Dec03       Oct03        Jul03       Jun03


CONTINUATION OF TABLE


           -------------------------------------------------------------
Price      50 CPR,     55 CPR,      60 CPR,      70 CPR,    80 CPR,
           Call (Y)    Call (Y)     Call (Y)     Call (Y)   Call (Y)
           -------------------------------------------------------------
99-12            3.934        4.075        4.236      4.620       5.138 Yield
99-12              193          211          229        271         323 Spread
           -------------------------------------------------------------
99-16            3.732        3.845        3.973      4.280       4.693 Yield
99-16              173          188          203        237         279 Spread
           -------------------------------------------------------------
99-20            3.531        3.616        3.712      3.941       4.250 Yield
99-20              153          165          177        203         234 Spread
           -------------------------------------------------------------
99-24            3.331        3.387        3.451      3.603       3.809 Yield
99-24              133          142          151        169         190 Spread
           -------------------------------------------------------------
99-28            3.131        3.159        3.191      3.267       3.369 Yield
99-28              113          119          125        136         146 Spread
           -------------------------------------------------------------
100-00           2.932        2.931        2.931      2.931       2.930 Yield
100-00              93           96           99        102         102 Spread
           -------------------------------------------------------------
100-04           2.733        2.704        2.672      2.596       2.493 Yield
100-04              73           74           73         69          59 Spread
           -------------------------------------------------------------
100-08           2.534        2.478        2.414      2.262       2.058 Yield
100-08              54           51           47         35          15 Spread
           -------------------------------------------------------------
100-12           2.336        2.252        2.157      1.929       1.624 Yield
100-12              34           28           21          2         -28 Spread
           -------------------------------------------------------------
100-16           2.138        2.027        1.900      1.597       1.191 Yield
100-16              14            6           -4        -31         -71 Spread
           -------------------------------------------------------------
100-20           1.941        1.802        1.643      1.266       0.760 Yield
100-20              -6          -17          -30        -64        -115 Spread
           -------------------------------------------------------------

WAL             0.64173      0.56204      0.49228    0.37993     0.29065
Principal       Jan03 -      Jan03 -      Dec02 -    Nov02 -     Oct02 -
Window          Apr03        Mar03        Feb03      Jan03       Nov02

CMT_1YR               1.97

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0207 - Price/Yield - GMC_A3

Balance  $261,715,000.00         Delay              24        Coupon IF CURMONTH LE 68 THEN 4.727 ELSE CMT_1YR + 1.75
Coupon             4.727         Dated          7/1/02
Settle           7/30/02         First Payment 8/25/02

         -----------------------------------------------------------------------------------------------------------------
Price     10 CPR,  15 CPR, 20 CPR, 25 CPR,  30 CPR,  35 CPR,  40 CPR,  45 CPR,  50 CPR  55 CPR, 60 CPR, 70 CPR,  80 CPR,
          Call(Y)  Call(Y) Call(Y) Call(Y)  Call(Y)  Call(Y)  Call(Y)  Call(Y)  Call(Y) Call(Y) Call(Y) Call(Y)  Call (Y)
         -----------------------------------------------------------------------------------------------------------------
99-28       4.733   4.730   4.725   4.719    4.713    4.703    4.692   4.679    4.665    4.650   4.634   4.593   4.539 Yield
99-28          34      45      61      78       97      118      144     165      177      175     173     169     164 Spread
         --------------------------------------------------------------------------------------------------------------
100-00      4.707   4.702   4.694   4.684    4.673    4.657    4.639   4.618    4.595    4.570   4.543   4.476   4.387 Yield
100-00         31      42      58      74       93      113      139     159      170      167     164     158     149 Spread
         --------------------------------------------------------------------------------------------------------------
100-04      4.681   4.674   4.663   4.649    4.633    4.612    4.586   4.557    4.525    4.490   4.452   4.360   4.235 Yield
100-04         29      39      55      71       89      109      133     152      163      159     155     146     133 Spread
         --------------------------------------------------------------------------------------------------------------
100-08      4.655   4.645   4.631   4.614    4.594    4.566    4.533   4.497    4.455    4.410   4.362   4.243   4.083 Yield
100-08         26      37      52      67       85      104      128     146      156      151     146     134     118 Spread
          --------------------------------------------------------------------------------------------------------------
100-12      4.629   4.617   4.600   4.579    4.554    4.521    4.480   4.436    4.385    4.331   4.272   4.127   3.932 Yield
100-12         23      34      49      64       82      100      123     140      149      143     137     123     103 Spread
         --------------------------------------------------------------------------------------------------------------
100-16      4.603   4.589   4.569   4.544    4.515    4.475    4.427   4.375    4.315    4.251   4.182   4.011   3.781 Yield
100-16         21      31      46      60       78       95      118     134      142      135     128     111      88 Spread
         --------------------------------------------------------------------------------------------------------------
100-20      4.577   4.561   4.538   4.509    4.476    4.430    4.374   4.315    4.246    4.172   4.092   3.896   3.631 Yield
100-20         18      28      43      57       74       90      112     128      135      127     119     100      73 Spread
          --------------------------------------------------------------------------------------------------------------
100-24      4.552   4.533   4.507   4.474    4.436    4.385    4.322   4.254    4.176    4.093   4.002   3.780   3.481 Yield
100-24         16      25      40      53       70       86      107     122      128      119     110      88      58 Spread
         --------------------------------------------------------------------------------------------------------------
100-28      4.526   4.505   4.476   4.440    4.397    4.340    4.269   4.194    4.107    4.014   3.913   3.665   3.331 Yield
100-28         13      23      36      50       66       81      102     116      121      111     101      77      43 Spread
         --------------------------------------------------------------------------------------------------------------
101-00      4.500   4.477   4.445   4.405    4.358    4.295    4.217   4.134    4.038    3.935   3.823   3.550   3.182 Yield
101-00         11      20      33      46       62       77       97     110      114      104      92      65      28 Spread
         --------------------------------------------------------------------------------------------------------------
101-04      4.474   4.449   4.414   4.370    4.319    4.250    4.165   4.074    3.969    3.856   3.734   3.435   3.033 Yield
101-04          8      17      30      43       58       72       91     104      107       96      83      54      13 Spread
         --------------------------------------------------------------------------------------------------------------

WAL       5.54559 5.08019 4.54023  4.01434  3.53161  3.02716  2.57338 2.21707  1.90997 1.66484 1.46032 1.12282  0.85612
Principal  Nov06-  Jul05-  Oct04-   Apr04-   Dec03-  Oct03-   Jul03-  Jun03-   Apr03-  Mar03-  Feb03-  Jan03    Nov02-
Window     Mar08   Mar08   Mar08    Mar08    Mar08   Sep07    Dec06   May06    Oct05   May05   Jan05   Jun04    Jan04

CMT_1YR      1.97

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0207 - Price/Yield - B1

Balance  $3,190,000.00                            Delay              24
Coupon       5.019                                Dated          7/1/02
Settle     7/30/02                                First Payment 8/25/02

       ---------------------------------------------------------------------------------------------------------------------
Price  10 CPR, 15 CPR,  20 CPR,  25 CPR,   30 CPR,  35 CPR,   40 CPR,   45 CPR,   50 CPR,  55 CPR,  60 CPR,   70 CPR,  80 CPR,
       Call(Y) Call(Y)  Call(Y)  Call(Y)  Call(Y)   Call(Y)   Call(Y)   Call(Y)   Call(Y)  Call(Y)  Call(Y)  Call(Y)  Call(Y)
       ---------------------------------------------------------------------------------------------------------------------
99-12   4.205   4.552    4.810    4.999     5.128    5.153     5.163     5.176     5.192    5.207    5.223     5.272   5.322 Yield
99-12     -42      30       86      122       163      189       209       227       244      257      270       302     324 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-16   4.189   4.532    4.786    4.970     5.095    5.115     5.121     5.128     5.137    5.146    5.155     5.183   5.211 Yield
99-16     -43      28       83      119       159      185       204       222       239      251      263       293     313 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-20   4.174   4.512    4.761    4.941     5.062    5.077     5.079     5.081     5.083    5.085    5.087     5.094   5.100 Yield
99-20     -45      26       81      117       156      181       200       217       233      245      256       284     302 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-24   4.158   4.493    4.736    4.912     5.029    5.040     5.037     5.033     5.029    5.024    5.019     5.005   4.990 Yield
99-24     -46      24       78      114       153      177       196       212       228      239      249       275     291 Spread
       -----------------------------------------------------------------------------------------------------------------------
99-28   4.143   4.473    4.712    4.883     4.996    5.003     4.995     4.986     4.974    4.963    4.951     4.916   4.879 Yield
99-28     -48      22       76      111       150      174       192       208       222      233      242       266     280 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-00  4.127   4.453    4.687    4.854     4.963    4.965     4.953     4.938     4.920    4.903    4.884     4.828   4.769 Yield
100-00    -49      20       73      108       146      170       188       203       217      227      236       257     269 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-04  4.112   4.433    4.663    4.826     4.930    4.928     4.911     4.891     4.866    4.842    4.816     4.739   4.659 Yield
100-04    -51      18       71      105       143      166       183       198       212      221      229       249     258 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-08  4.096   4.413    4.638    4.797     4.897    4.891     4.869     4.844     4.813    4.782    4.748     4.651   4.549 Yield
100-08    -52      16       68      102       140      163       179       194       206      215      222       240     247 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-12  4.081   4.394    4.614    4.768     4.864    4.854     4.827     4.797     4.759    4.722    4.681     4.563   4.440 Yield
100-12    -54      14       66       99       136      159       175       189       201      209      215       231     236 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-16  4.066   4.374    4.589    4.739     4.831    4.817     4.786     4.749     4.705    4.661    4.614     4.476   4.331 Yield
100-16    -55      12       63       96       133      155       171       184       195      203      209       222     225 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-20  4.050   4.354    4.565    4.711     4.799    4.780     4.744     4.702     4.651    4.601    4.547     4.388   4.221 Yield
100-20    -57      10       61       93       130      151       167       179       190      197      202       213     214 Spread
       -----------------------------------------------------------------------------------------------------------------------

WAL   10.85411 7.98793  6.15778  5.07234   4.35489  3.7807   3.32046   2.90863   2.52437  2.23296  1.98442   1.50014 1.19358
Prin
-cipal  Aug02-  Aug02-  Aug02-   Aug02-    Aug02-   Aug02-    Aug02-    Aug02-    Aug02-   Aug02-   Aug02-    Aug02-  Aug02-
Window  Oct18   Aug14   Dec11    Jan10     Sep08    Sep07     Dec06     May06     Oct05    May05    Jan05     Jun04   Jan04

CMT_1YR  1.97

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0207 - Price/Yield - B2

Balance  $2,278,000.00        Delay              24
Coupon        5.27            Dated          7/1/02
Settle     7/30/02            First Payment 8/25/02

       -------------------------------------------------------------------------------------------------------------------
Price  10 CPR, 15 CPR,  20 CPR,  25 CPR,   30 CPR,  35 CPR,  40 CPR,  45 CPR,   50 CPR,  55 CPR,  60 CPR,   70 CPR,  80 CPR,
       Call(Y) Call(Y)  Call(Y)  Call(Y)  Call(Y)   Call(Y)  Call(Y)  Call(Y)   Call(Y)  Call(Y)  Call(Y)  Call(Y)  Call(Y)
       -------------------------------------------------------------------------------------------------------------------
99-12    4.468    4.812   5.066   5.253    5.380     5.404    5.414    5.426     5.440    5.454    5.470     5.515     5.562 Yield
99-12      -15       56     111     148      188       214      234      252       269      282      294       326       348 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-16    4.452    4.791   5.041   5.224    5.346     5.366    5.371    5.378     5.385    5.393    5.401     5.426     5.451 Yield
99-16      -17       54     109     145      185       210      229      247       263      276      287       317       337 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-20    4.436    4.771   5.017   5.194    5.313     5.328    5.329    5.330     5.331    5.332    5.333     5.336     5.340 Yield
99-20      -18       51     106     142      181       206      225      242       258      270      280       308       326 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-24    4.421    4.751   4.992   5.165    5.280     5.290    5.287    5.282     5.276    5.271    5.265     5.247     5.229 Yield
99-24      -20       49     104     139      178       203      221      237       253      264      274       299       315 Spread
       ----------------------------------------------------------------------------------------------------------------------
99-28    4.405    4.731   4.967   5.136    5.247     5.253    5.244    5.234     5.222    5.210    5.197     5.158     5.118 Yield
99-28      -22       47     101     136      175       199      217      233       247      258      267       290       304 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-00   4.389    4.711   4.942   5.107    5.213     5.215    5.202    5.187     5.168    5.149    5.129     5.070     5.008 Yield
100-00     -23       45      99     133      171       195      213      228       242      252      260       282       293 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-04   4.373    4.691   4.917   5.078    5.180     5.178    5.160    5.139     5.114    5.088    5.061     4.981     4.897 Yield
100-04     -25       43      96     130      168       191      208      223       236      246      253       273       282 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-08   4.358    4.671   4.893   5.049    5.147     5.140    5.118    5.092     5.059    5.028    4.993     4.893     4.787 Yield
100-08     -26       41      94     127      165       188      204      218       231      240      247       264       271 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-12   4.342    4.651   4.868   5.020    5.114     5.103    5.076    5.044     5.005    4.967    4.926     4.805     4.678 Yield
100-12     -28       39      91     124      161       184      200      214       225      233      240       255       260 Spread
       ----------------------------------------------------------------------------------------------------------------------
100-16   4.327    4.631   4.843   4.991    5.081     5.066    5.034    4.997     4.952    4.907    4.858     4.717     4.568 Yield
100-16     -29       38      89     122      158       180      196      209       220      227      233       246       249 Spread
       ---------------------------------------------------------------------------------------------------------------------
100-20   4.311    4.612   4.819   4.962    5.048     5.028    4.992    4.950     4.898    4.846    4.791     4.629     4.459 Yield
100-20     -31       36      86     119      155       176      192      204       215      221      226       238       238 Spread
       ----------------------------------------------------------------------------------------------------------------------

WAL    10.85411 7.98793  6.15778 5.07234  4.35489    3.7807  3.32046  2.90863   2.52437  2.23296  1.98442   1.50014   1.19358
Princ-
ipal     Aug02-  Aug02-   Aug02-  Aug02-   Aug02-    Aug02-   Aug02-   Aug02-    Aug02-   Aug02-   Aug02-    Aug02-   Aug02-
Window   Oct18   Aug14    Dec11   Jan10    Sep08     Sep07    Dec06    May06     Oct05    May05    Jan05     Jun04    Jan04
CMT_1YR  1.97

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSR0207 - Price/Yield - B3

Balance  $1,368,000.00                  Delay              24
Coupon       5.919                      Dated          7/1/02
Settle     7/30/02                      First Payment 8/25/02

       -------------------------------------------------------------------------------------------------------------------
Price  10 CPR, 15 CPR,  20 CPR,  25 CPR,   30 CPR,  35 CPR,  40 CPR,  45 CPR,   50 CPR,  55 CPR,  60 CPR,   70 CPR,  80 CPR,
       Call(Y) Call(Y)  Call(Y)  Call(Y)  Call(Y)   Call(Y)  Call(Y)  Call(Y)   Call(Y)  Call(Y)  Call(Y)  Call(Y)  Call(Y)
       -------------------------------------------------------------------------------------------------------------------
99-12    5.150   5.484   5.731    5.912    6.034     6.057    6.065    6.075     6.088    6.100    6.113    6.151    6.191 Yield
99-12       53     123     178      214      253       279      299      317       334      347      358      390      411 Spread
        -------------------------------------------------------------------------------------------------------------------
99-16    5.134   5.464   5.706    5.882    6.000     6.018    6.022    6.027     6.032    6.038    6.044    6.061    6.079 Yield
99-16       51     121     175      211      250       275      295      312       328      341      352      381      400 Spread
        -------------------------------------------------------------------------------------------------------------------
99-20    5.118   5.443   5.680    5.852    5.966     5.980    5.979    5.978     5.977    5.976    5.975    5.971    5.967 Yield
99-20       50     119     173      208      247       271      290      307       323      334      345      372      389 Spread
        -------------------------------------------------------------------------------------------------------------------
99-24    5.101   5.422   5.655    5.822    5.933     5.942    5.936    5.930     5.922    5.914    5.906    5.881    5.856 Yield
99-24       48     117     170      205      243       268      286      302       317      328      338      363      378 Spread
        -------------------------------------------------------------------------------------------------------------------
99-28    5.085   5.402   5.629    5.793    5.899     5.903    5.893    5.882     5.867    5.853    5.837    5.792    5.744 Yield
99-28       46     115     167      202      240       264      282      297       312      322      331      354      366 Spread
        -------------------------------------------------------------------------------------------------------------------
100-00   5.069   5.381   5.604    5.763    5.865     5.865    5.851    5.833     5.812    5.791    5.769    5.702    5.633 Yield
100-00      45     112     165      199      237       260      277      292       306      316      324      345      355 Spread
        -------------------------------------------------------------------------------------------------------------------
 100-04  5.052   5.360   5.579    5.733    5.831     5.827    5.808    5.785     5.757    5.730    5.700    5.613    5.522 Yield
100-04      43     110     162      196      233       256      273      288       301      310      317      336      344 Spread
        -------------------------------------------------------------------------------------------------------------------
 100-08  5.036   5.340   5.553    5.704    5.798     5.789    5.765    5.737     5.703    5.669    5.632    5.524    5.411 Yield
100-08      42     108     160      193      230       252      269      283       295      304      310      327      333 Spread
        -------------------------------------------------------------------------------------------------------------------
100-12   5.020   5.319   5.528    5.674    5.764     5.751    5.723    5.689     5.648    5.608    5.563    5.435    5.301 Yield
100-12      40     106     157      190      226       249      265      278       290      298      304      318      322 Spread
        -------------------------------------------------------------------------------------------------------------------
100-16   5.004   5.299   5.503    5.645    5.731     5.713    5.680    5.641     5.593    5.546    5.495    5.347    5.191 Yield
100-16      38     104     155      187      223       245      260      273       284      291      297      309      311 Spread
        -------------------------------------------------------------------------------------------------------------------
 100-20  4.987   5.278   5.478    5.615    5.697     5.676    5.638    5.593     5.539    5.486    5.427    5.258    5.080 Yield
100-20      37     102     152      184      220       241      256      268       279      285      290      300      300 Spread
        -------------------------------------------------------------------------------------------------------------------

WAL    10.85411 7.98793 6.15778  5.07234  4.35489    3.7807  3.32046  2.90863   2.52437  2.23296  1.98442  1.50014  1.19358
Princ-
ipal     Aug02-  Aug02-  Aug02-   Aug02-   Aug02-    Aug02-   Aug02-   Aug02-    Aug02-   Aug02-   Aug02-   Aug02-    Aug02-
Window   Oct18   Aug14   Dec11    Jan10    Sep08     Sep07    Dec06    May06     Oct05    May05    Jan05    Jun04     Jan04
CMT_1YR   1.97

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0207 - Price/Yield - A1

Balance           $134,575,000.00 Delay                     0       Coupon        IF CURMONTH LE 68 THEN 2.505 ELSE CMT_1YR + 1.75
Coupon                      2.505 Dated               7/30/02
Settle                    7/30/02 First Payment       8/25/02

                ----------------------------------------------------------------------------------------------------------
Price           10 CPR            15 CPR              20 CPR              25 CPR              30 CPR
                ------------------------------------------------------------------------------------------------
99-12             2.981            3.190               3.407               3.635               3.873         Yield
99-12                55              107                 138                 166                 194         Spread
                ---------------------------------------------------------------------------------------------
99-16             2.888            3.055               3.229               3.411               3.600         Yield
99-16                45               94                 120                 144                 166         Spread
                ---------------------------------------------------------------------------------------------
99-20             2.795            2.920               3.050               3.187               3.328         Yield
99-20                36               80                 102                 121                 139         Spread
                ---------------------------------------------------------------------------------------------
99-24             2.703            2.786               2.872               2.963               3.058         Yield
99-24                27               67                  84                  99                 112         Spread
                ---------------------------------------------------------------------------------------------
99-28             2.610            2.652               2.695               2.740               2.787         Yield
99-28                17               53                  67                  77                  85         Spread
                ---------------------------------------------------------------------------------------------
100-00            2.518            2.518               2.518               2.518               2.518         Yield
100-00                8               40                  49                  54                  58         Spread
                ---------------------------------------------------------------------------------------------
100-04            2.426            2.385               2.342               2.297               2.250         Yield
100-04               -1               27                  31                  32                  31         Spread
                ---------------------------------------------------------------------------------------------
100-08            2.334            2.252               2.166               2.076               1.982         Yield
100-08              -10               13                  14                  10                   5         Spread
                ---------------------------------------------------------------------------------------------
100-12            2.243            2.119               1.990               1.855               1.715         Yield
100-12              -19                0                  -4                 -12                 -22         Spread
                ---------------------------------------------------------------------------------------------
100-16            2.151            1.987               1.815               1.635               1.449         Yield
100-16              -28              -13                 -21                 -34                 -49         Spread
                ---------------------------------------------------------------------------------------------
100-20            2.060            1.855               1.640               1.416               1.184         Yield
100-20              -38              -26                 -39                 -56                 -75         Spread
                ---------------------------------------------------------------------------------------------

WAL            1.40644             0.96275             0.72438             0.57529             0.47398
Principal
 Window     Aug02 - Jun05      Aug02 - Jul04       Aug02 - Jan04        Aug02 - Sep03       Aug02 - Jul03

CMT_1YR                      1.97

GSR0207 - Price/Yield - A1

Balance           $134,575,000.00 Delay                     0       Coupon        IF CURMONTH LE 68 THEN 2.505 ELSE CMT_1YR + 1.75
Coupon                      2.505 Dated               7/30/02
Settle                    7/30/02 First Payment       8/25/02

                ---------------------------------------------------------------------------------------------------------------
Price                 35 CPR              40 CPR              45 CPR             50 CPR              55 CPR
                -----------------------------------------------------------------------------------------------------
99-12                  4.122               4.391              4.668               4.968               5.281       Yield
99-12                    221                 248                276                 306                 338       Spread
                --------------------------------------------------------------------------------------------------
99-16                  3.799               4.013              4.234               4.474               4.723       Yield
99-16                    189                 211                233                 257                 282       Spread
                --------------------------------------------------------------------------------------------------
99-20                  3.477               3.638              3.803               3.982               4.169       Yield
99-20                    157                 173                190                 208                 226       Spread
                --------------------------------------------------------------------------------------------------
99-24                  3.157               3.263              3.373               3.492               3.616       Yield
99-24                    125                 136                147                 159                 171       Spread
                --------------------------------------------------------------------------------------------------
99-28                  2.837               2.890              2.945               3.004               3.066       Yield
99-28                     93                  98                104                 110                 116       Spread
                --------------------------------------------------------------------------------------------------
100-00                 2.518               2.518              2.518               2.518               2.518       Yield
100-00                    61                  61                 61                  61                  61       Spread
                --------------------------------------------------------------------------------------------------
100-04                 2.200               2.148              2.093               2.034               1.973       Yield
100-04                    29                  24                 19                  13                   7       Spread
                --------------------------------------------------------------------------------------------------
100-08                 1.884               1.778              1.670               1.552               1.430       Yield
100-08                    -3                 -13                -24                 -35                 -48       Spread
                --------------------------------------------------------------------------------------------------
100-12                 1.568               1.410              1.248               1.072               0.889       Yield
100-12                   -34                 -50                -66                 -83                -102       Spread
                --------------------------------------------------------------------------------------------------
100-16                 1.254               1.044              0.827               0.593               0.351       Yield
100-16                   -66                 -86               -108                -131                -155       Spread
                --------------------------------------------------------------------------------------------------
100-20                 0.940               0.678              0.409               0.117              -0.185       Yield
100-20                   -97                -123               -150                -179                -209       Spread
                --------------------------------------------------------------------------------------------------

WAL                      0.4             0.34255            0.29837             0.26179             0.23223
Principal
 Window            Aug02 - May03       Aug02 - Apr03       Aug02 - Feb03      Aug02 - Jan03       Aug02 - Jan03

CMT_1YR                      1.97

GSR0207 - Price/Yield - A1

Balance           $134,575,000.00 Delay                     0       Coupon        IF CURMONTH LE 68 THEN 2.505 ELSE CMT_1YR + 1.75
Coupon                      2.505 Dated               7/30/02
Settle                    7/30/02 First Payment       8/25/02

                ------------------------------------------------------------------
Price                 60 CPR              70 CPR              80 CPR
                --------------------------------------------------------
99-12                  5.610               6.380               7.337 Yield
99-12                    371                 447                 543 Spread
                -----------------------------------------------------
99-16                  4.986               5.599               6.361 Yield
99-16                    308                 369                 446 Spread
                -----------------------------------------------------
99-20                  4.365               4.823               5.391 Yield
99-20                    246                 292                 349 Spread
                -----------------------------------------------------
99-24                  3.747               4.051               4.428 Yield
99-24                    184                 215                 252 Spread
                -----------------------------------------------------
99-28                  3.131               3.282               3.470 Yield
99-28                    123                 138                 157 Spread
                -----------------------------------------------------
100-00                 2.518               2.518               2.518 Yield
100-00                    61                  61                  61 Spread
                -----------------------------------------------------
100-04                 1.908               1.758               1.572 Yield
100-04                     0                 -15                 -33 Spread
                -----------------------------------------------------
100-08                 1.301               1.002               0.632 Yield
100-08                   -60                 -90                -127 Spread
                -----------------------------------------------------
100-12                 0.697               0.250              -0.302 Yield
100-12                  -121                -165                -221 Spread
                -----------------------------------------------------
100-16                 0.095              -0.498              -1.230 Yield
100-16                  -181                -240                -314 Spread
                -----------------------------------------------------
100-20                -0.503              -1.242              -2.153 Yield
100-20                  -241                -315                -406 Spread
                -----------------------------------------------------

WAL                    0.20754             0.16637             0.13355
Principal
 Window             Aug02 - Dec02       Aug02 - Nov02       Aug02 - Oct02

CMT_1YR                      1.97

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0207 - Price/Yield - A2

Balance          $50,331,000.00 Delay                       0       Coupon        IF CURMONTH LE 68 THEN 2.915 ELSE CMT_1YR + 1.75
Coupon                    2.915 Dated                 7/30/02
Settle                  7/30/02 First Payment         8/25/02

                ------------------------------------------------------------------------------------------------------
Price           10 CPR          15 CPR              20 CPR              25 CPR              30 CPR
                ------------------------------------------------------------------------------------------------------
99-12             3.118           3.199               3.286               3.377               3.474       Yield
99-12               -74              -3                  49                  89                 120       Spread
                ------------------------------------------------------------------------------------------
99-16             3.081           3.146               3.215               3.288               3.366       Yield
99-16               -78              -8                  41                  80                 110       Spread
                ------------------------------------------------------------------------------------------
99-20             3.044           3.092               3.144               3.199               3.257       Yield
99-20               -81             -13                  34                  72                  99       Spread
                ------------------------------------------------------------------------------------------
99-24             3.007           3.039               3.074               3.110               3.149       Yield
99-24               -85             -19                  27                  63                  88       Spread
                ------------------------------------------------------------------------------------------
99-28             2.970           2.986               3.003               3.021               3.041       Yield
99-28               -89             -24                  20                  54                  77       Spread
                ------------------------------------------------------------------------------------------
100-00            2.933           2.933               2.933               2.933               2.933       Yield
100-00              -92             -29                  13                  45                  66       Spread
                ------------------------------------------------------------------------------------------
100-04            2.896           2.880               2.863               2.844               2.825       Yield
100-04              -96             -35                   6                  36                  56       Spread
                ------------------------------------------------------------------------------------------
100-08            2.859           2.827               2.792               2.756               2.718       Yield
100-08             -100             -40                  -1                  27                  45       Spread
                ------------------------------------------------------------------------------------------
100-12            2.822           2.774               2.722               2.668               2.610       Yield
100-12             -103             -45                  -8                  19                  34       Spread
                ------------------------------------------------------------------------------------------
100-16            2.786           2.721               2.653               2.580               2.503       Yield
100-16             -107             -51                 -15                  10                  23       Spread
                ------------------------------------------------------------------------------------------
100-20            2.749           2.668               2.583               2.493               2.396       Yield
100-20             -111             -56                 -22                   1                  13       Spread
                ------------------------------------------------------------------------------------------

WAL              3.61684          2.4731             1.85224             1.46409             1.19558
Principal
 Window       Jun05 - Nov06     Jul04 - Jul05      Jan04 - Oct04      Sep03 - Apr04       Jul03 - Dec03

CMT_1YR                    1.97

GSR0207 - Price/Yield - A2

Balance          $50,331,000.00 Delay                       0       Coupon        IF CURMONTH LE 68 THEN 2.915 ELSE CMT_1YR + 1.75
Coupon                    2.915 Dated                 7/30/02
Settle                  7/30/02 First Payment         8/25/02

                ----------------------------------------------------------------------------------------------------------------
Price                35 CPR              40 CPR              45 CPR              50 CPR              55 CPR
                ----------------------------------------------------------------------------------------------------------------
99-12                  3.579               3.687               3.807               3.935               4.076        Yield
99-12                    145                 161                 177                 194                 211        Spread
                ----------------------------------------------------------------------------------------------------
99-16                  3.449               3.536               3.631               3.734               3.846        Yield
99-16                    132                 146                 160                 173                 188        Spread
                ----------------------------------------------------------------------------------------------------
99-20                  3.320               3.385               3.456               3.533               3.617        Yield
99-20                    119                 131                 142                 153                 165        Spread
                ----------------------------------------------------------------------------------------------------
99-24                  3.190               3.234               3.281               3.332               3.388        Yield
99-24                    106                 116                 125                 133                 142        Spread
                ----------------------------------------------------------------------------------------------------
99-28                  3.061               3.083               3.107               3.132               3.160        Yield
99-28                     93                 101                 107                 113                 119        Spread
                ----------------------------------------------------------------------------------------------------
100-00                 2.933               2.933               2.933               2.933               2.933        Yield
100-00                    80                  85                  90                  93                  96        Spread
                ----------------------------------------------------------------------------------------------------
100-04                 2.804               2.783               2.759               2.734               2.706        Yield
100-04                    67                  70                  73                  73                  74        Spread
                ----------------------------------------------------------------------------------------------------
100-08                 2.676               2.633               2.586               2.535               2.479        Yield
100-08                    54                  56                  55                  54                  51        Spread
                ----------------------------------------------------------------------------------------------------
100-12                 2.548               2.484               2.413               2.337               2.253        Yield
100-12                    42                  41                  38                  34                  28        Spread
                ----------------------------------------------------------------------------------------------------
100-16                 2.421               2.335               2.240               2.139               2.028        Yield
100-16                    29                  26                  21                  14                   6        Spread
                ----------------------------------------------------------------------------------------------------
100-20                 2.293               2.186               2.068               1.942               1.803        Yield
100-20                    16                  11                   3                  -6                 -17        Spread
                ----------------------------------------------------------------------------------------------------

WAL                      1                0.85421             0.73657             0.64173             0.56204
Principal
 Window             May03 - Oct03       Apr03 - Jul03       Feb03 - Jun03       Jan03 - Apr03       Jan03 - Mar03

CMT_1YR                    1.97

GSR0207 - Price/Yield - A2

Balance          $50,331,000.00 Delay                       0       Coupon        IF CURMONTH LE 68 THEN 2.915 ELSE CMT_1YR + 1.75
Coupon                    2.915 Dated                 7/30/02
Settle                  7/30/02 First Payment         8/25/02

                -------------------------------------------------------------------
Price                  60 CPR              70 CPR              80 CPR
                -------------------------------------------------------------------
99-12                    4.237               4.622               5.141 Yield
99-12                      229                 271                 323 Spread
                -------------------------------------------------------
99-16                    3.975               4.282               4.696 Yield
99-16                      203                 237                 279 Spread
                -------------------------------------------------------
99-20                    3.713               3.943               4.253 Yield
99-20                      177                 203                 235 Spread
                -------------------------------------------------------
99-24                    3.453               3.605               3.811 Yield
99-24                      151                 170                 191 Spread
                -------------------------------------------------------
99-28                    3.192               3.269               3.371 Yield
99-28                      125                 136                 147 Spread
                -------------------------------------------------------
100-00                   2.933               2.933               2.933 Yield
100-00                      99                 102                 103 Spread
                -------------------------------------------------------
100-04                   2.674               2.598               2.496 Yield
100-04                      73                  69                  59 Spread
                -------------------------------------------------------
100-08                   2.416               2.264               2.060 Yield
100-08                      47                  36                  15 Spread
                -------------------------------------------------------
100-12                   2.158               1.931               1.626 Yield
100-12                      21                   2                 -28 Spread
                -------------------------------------------------------
100-16                   1.901               1.599               1.194 Yield
100-16                      -4                 -31                 -71 Spread
                -------------------------------------------------------
100-20                   1.645               1.268               0.763 Yield
100-20                     -30                 -64                -114 Spread
                -------------------------------------------------------

WAL                     0.49228             0.37993             0.29065
Principal
 Window               Dec02 - Feb03       Nov02 - Jan03       Oct02 - Nov02

CMT_1YR                    1.97

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0207 - Price/Yield - A3

Balance           $261,715,000.00 Delay                     24       Coupon        IF CURMONTH LE 68 THEN 4.727 ELSE CMT_1YR + 1.75
Coupon                      4.727 Dated                 7/1/02
Settle                    7/30/02 First Payment        8/25/02

                ---------------------------------------------------------------------------------------------------------
Price             10 CPR            15 CPR              20 CPR              25 CPR              30 CPR
                ----------------------------------------------------------------------------------------------
99-28               4.336            4.440               4.519               4.577               4.617        Yield
99-28                 -83              -41                  -2                  34                  66        Spread
                ----------------------------------------------------------------------------------------------
100-00              4.320            4.420               4.494               4.547               4.581        Yield
100-00                -85              -43                  -5                  31                  63        Spread
                ----------------------------------------------------------------------------------------------
100-04              4.305            4.400               4.469               4.517               4.545        Yield
100-04                -86              -45                  -7                  28                  59        Spread
                ----------------------------------------------------------------------------------------------
100-08              4.289            4.380               4.445               4.487               4.510        Yield
100-08                -88              -47                 -10                  25                  56        Spread
                ----------------------------------------------------------------------------------------------
100-12              4.273            4.361               4.420               4.457               4.474        Yield
100-12                -90              -49                 -12                  22                  52        Spread
                ----------------------------------------------------------------------------------------------
100-16              4.258            4.341               4.395               4.427               4.439        Yield
100-16                -91              -51                 -15                  19                  49        Spread
                ----------------------------------------------------------------------------------------------
100-20              4.242            4.321               4.371               4.397               4.403        Yield
100-20                -93              -53                 -17                  16                  45        Spread
                ----------------------------------------------------------------------------------------------
100-24              4.227            4.301               4.346               4.367               4.368        Yield
100-24                -94              -55                 -19                  13                  41        Spread
                ----------------------------------------------------------------------------------------------
100-28              4.211            4.281               4.322               4.338               4.332        Yield
100-28                -96              -57                 -22                  10                  38        Spread
                ----------------------------------------------------------------------------------------------
101-00              4.196            4.261               4.297               4.308               4.297        Yield
101-00                -97              -59                 -24                   7                  34        Spread
                ----------------------------------------------------------------------------------------------
101-04              4.181            4.242               4.273               4.278               4.262        Yield
101-04                -99              -61                 -27                   4                  31        Spread
                ----------------------------------------------------------------------------------------------

WAL              10.77433          7.98279             6.17377             4.93507             4.04739
Principal
 Window       Nov06 - Feb32     Jul05 - Feb32       Oct04 - Feb32        Apr04 - Feb32       Dec03 - Feb32   un16

CMT_1YR                      1.97

GSR0207 - Price/Yield - A3

Balance           $261,715,000.00 Delay                     24       Coupon        IF CURMONTH LE 68 THEN 4.727 ELSE CMT_1YR + 1.75
Coupon                      4.727 Dated                 7/1/02
Settle                    7/30/02 First Payment        8/25/02

                -------------------------------------------------------------------------------------------------------------------
Price                 35 CPR              40 CPR              45 CPR             50 CPR              55 CPR
                --------------------------------------------------------------------------------------------------------
99-28                  4.643               4.657              4.663               4.661               4.655             Yield
99-28                     96                 122                147                 168                 175             Spread
                --------------------------------------------------------------------------------------------------------
100-00                 4.601               4.608              4.607               4.598               4.582             Yield
100-00                    92                 117                142                 161                 168             Spread
                --------------------------------------------------------------------------------------------------------
100-04                 4.559               4.560              4.551               4.534               4.510             Yield
100-04                    88                 112                136                 155                 161             Spread
                --------------------------------------------------------------------------------------------------------
100-08                 4.517               4.512              4.496               4.471               4.438             Yield
100-08                    84                 107                131                 148                 154             Spread
                --------------------------------------------------------------------------------------------------------
100-12                 4.475               4.463              4.440               4.407               4.366             Yield
100-12                    80                 103                125                 142                 147             Spread
                --------------------------------------------------------------------------------------------------------
100-16                 4.434               4.415              4.385               4.344               4.294             Yield
100-16                    76                  98                120                 136                 139             Spread
                --------------------------------------------------------------------------------------------------------
100-20                 4.392               4.367              4.330               4.281               4.222             Yield
100-20                    71                  93                114                 129                 132             Spread
                --------------------------------------------------------------------------------------------------------
100-24                 4.351               4.319              4.274               4.218               4.150             Yield
100-24                    67                  88                109                 123                 125             Spread
                --------------------------------------------------------------------------------------------------------
100-28                 4.309               4.271              4.219               4.155               4.079             Yield
100-28                    63                  83                103                 117                 118             Spread
                --------------------------------------------------------------------------------------------------------
101-00                 4.268               4.223              4.165               4.093               4.008             Yield
101-00                    59                  79                 98                 111                 111             Spread
                --------------------------------------------------------------------------------------------------------
101-04                 4.227               4.176              4.110               4.030               3.936             Yield
101-04                    55                  74                 92                 104                 104             Spread
                --------------------------------------------------------------------------------------------------------

WAL                  3.38665              2.87633            2.47149             2.14072             1.86327
Principal
 Window            Oct03 - Jan32       Jul03 - Mar31      Jun03 - Apr29       Apr03 - Apr29        Mar03 - Jan28

CMT_1YR                      1.97


GSR0207 - Price/Yield - A3

Balance           $261,715,000.00 Delay                     24       Coupon        IF CURMONTH LE 68 THEN 4.727 ELSE CMT_1YR + 1.75
Coupon                      4.727 Dated                 7/1/02
Settle                    7/30/02 First Payment        8/25/02

                -----------------------------------------------------------------
Price                  60 CPR              70 CPR              80 CPR
                ------------------------------------------------------
99-28                   4.644               4.611               4.561 Yield
99-28                     174                 171                 166 Spread
                ------------------------------------------------------
100-00                  4.562               4.505               4.421 Yield
100-00                    166                 161                 152 Spread
                ------------------------------------------------------
100-04                  4.479               4.399               4.282 Yield
100-04                    158                 150                 138 Spread
                ------------------------------------------------------
100-08                  4.397               4.294               4.143 Yield
100-08                    150                 139                 124 Spread
                ------------------------------------------------------
100-12                  4.315               4.188               4.005 Yield
100-12                    142                 129                 110 Spread
                ------------------------------------------------------
100-16                  4.234               4.083               3.867 Yield
100-16                    133                 118                  97 Spread
                ------------------------------------------------------
100-20                  4.152               3.978               3.729 Yield
100-20                    125                 108                  83 Spread
                ------------------------------------------------------
100-24                  4.071               3.874               3.591 Yield
100-24                    117                  97                  69 Spread
                ------------------------------------------------------
100-28                  3.990               3.769               3.454 Yield
100-28                    109                  87                  55 Spread
                ------------------------------------------------------
101-00                  3.909               3.665               3.317 Yield
101-00                    101                  77                  42 Spread
                ------------------------------------------------------
101-04                  3.828               3.561               3.181 Yield
101-04                     93                  66                  28 Spread
                ------------------------------------------------------

WAL                     1.6279              1.2484            0.93908
Principal
 Window              Feb03 - Sep25       Jan03 - Nov20      Nov02 - Jun16

CMT_1YR                      1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0207 - Price/Yield - B1

Balance          $3,190,000.00 Delay                                24
Coupon                   5.019 Dated                            7/1/02
Settle                 7/30/02 First Payment                   8/25/02

                -------------------------------------------------------------------------------------------------------
Price                   10 CPR              15 CPR              20 CPR              25 CPR              30 CPR
                -------------------------------------------------------------------------------------------------------
99-12                    4.145               4.442               4.662               4.809               4.914         Yield
99-12                      -50                   5                  59                  93                 116         Spread
                -------------------------------------------------------------------------------------------------------
99-16                    4.130               4.423               4.639               4.783               4.884         Yield
99-16                      -52                   3                  57                  90                 113         Spread
                -------------------------------------------------------------------------------------------------------
99-20                    4.115               4.404               4.616               4.756               4.854         Yield
99-20                      -53                   1                  54                  87                 110         Spread
                -------------------------------------------------------------------------------------------------------
99-24                    4.100               4.386               4.593               4.729               4.823         Yield
99-24                      -55                  -1                  52                  84                 107         Spread
                -------------------------------------------------------------------------------------------------------
99-28                    4.085               4.367               4.570               4.702               4.794         Yield
99-28                      -56                  -2                  50                  82                 104         Spread
                -------------------------------------------------------------------------------------------------------
100-00                   4.070               4.348               4.547               4.676               4.764         Yield
100-00                     -58                  -4                  48                  79                 101         Spread
                -------------------------------------------------------------------------------------------------------
100-04                   4.055               4.329               4.524               4.649               4.734         Yield
100-04                     -59                  -6                  45                  76                  98         Spread
                -------------------------------------------------------------------------------------------------------
100-08                   4.041               4.311               4.501               4.623               4.704         Yield
100-08                     -61                  -8                  43                  74                  95         Spread
                -------------------------------------------------------------------------------------------------------
100-12                   4.026               4.292               4.479               4.596               4.674         Yield
100-12                     -62                 -10                  41                  71                  92         Spread
                -------------------------------------------------------------------------------------------------------
100-16                   4.011               4.274               4.456               4.570               4.644         Yield
100-16                     -64                 -12                  38                  69                  89         Spread
                -------------------------------------------------------------------------------------------------------
100-20                   3.996               4.255               4.433               4.543               4.615         Yield
100-20                     -65                 -14                  36                  66                  86         Spread
                -------------------------------------------------------------------------------------------------------

WAL                   11.62169             8.80706             6.86889             5.73118             4.97977
Principal
 Window            Aug02 - Feb32        Aug02 - Feb32       Aug02 - Feb32       Aug02 - Feb32       Aug02 - Oct31

CMT_1YR                   1.97


GSR0207 - Price/Yield - B1

Balance          $3,190,000.00 Delay                                24
Coupon                   5.019 Dated                            7/1/02
Settle                 7/30/02 First Payment                   8/25/02

                ----------------------------------------------------------------------------------------------------
Price                 35 CPR              40 CPR              45 CPR              50 CPR              55 CPR
                ----------------------------------------------------------------------------------------------------
99-12                  4.993               5.051               5.097               5.131               5.156        Yield
99-12                    148                 174                 196                 214                 228        Spread
                ----------------------------------------------------------------------------------------------------
99-16                  4.959               5.014               5.056               5.086               5.107        Yield
99-16                    145                 170                 192                 210                 223        Spread
                ----------------------------------------------------------------------------------------------------
99-20                  4.925               4.977               5.014               5.040               5.057        Yield
99-20                    142                 166                 188                 205                 218        Spread
                ----------------------------------------------------------------------------------------------------
99-24                  4.892               4.940               4.973               4.995               5.008        Yield
99-24                    138                 163                 184                 201                 213        Spread
                ----------------------------------------------------------------------------------------------------
99-28                  4.858               4.903               4.932               4.949               4.959        Yield
99-28                    135                 159                 180                 196                 208        Spread
                ----------------------------------------------------------------------------------------------------
100-00                 4.825               4.866               4.891               4.904               4.910        Yield
100-00                   132                 155                 176                 191                 203        Spread
                ----------------------------------------------------------------------------------------------------
100-04                 4.792               4.829               4.850               4.859               4.861        Yield
100-04                   128                 152                 172                 187                 198        Spread
                ----------------------------------------------------------------------------------------------------
100-08                 4.759               4.792               4.809               4.814               4.812        Yield
100-08                   125                 148                 168                 182                 193        Spread
                ----------------------------------------------------------------------------------------------------
100-12                 4.725               4.756               4.768               4.769               4.763        Yield
100-12                   122                 144                 163                 178                 188        Spread
                ----------------------------------------------------------------------------------------------------
100-16                 4.692               4.719               4.727               4.724               4.715        Yield
100-16                   118                 141                 159                 173                 183        Spread
                ----------------------------------------------------------------------------------------------------
100-20                 4.659               4.682               4.687               4.679               4.666        Yield
100-20                   115                 137                 155                 169                 179        Spread
                ----------------------------------------------------------------------------------------------------

WAL                  4.37902             3.89601             3.45822              3.1068             2.83976
Principal
 Window           Aug02 - Apr29       Aug02 - Apr29       Aug02 - Sep28       Aug02 - Apr27       Aug02 - Jan25

CMT_1YR                   1.97


GSR0207 - Price/Yield - B1

Balance          $3,190,000.00 Delay                                24
Coupon                   5.019 Dated                            7/1/02
Settle                 7/30/02 First Payment                   8/25/02

                ------------------------------------------------------
Price                  60 CPR              70 CPR              80 CPR
                ------------------------------------------------------
99-12                   5.177               5.217               5.252 Yield
99-12                     240                 265                 289 Spread
                ------------------------------------------------------
99-16                   5.123               5.150               5.172 Yield
99-16                     234                 259                 281 Spread
                ------------------------------------------------------
99-20                   5.069               5.084               5.091 Yield
99-20                     229                 252                 273 Spread
                ------------------------------------------------------
99-24                   5.016               5.018               5.011 Yield
99-24                     224                 246                 265 Spread
                ------------------------------------------------------
99-28                   4.962               4.951               4.932 Yield
99-28                     218                 239                 257 Spread
                ------------------------------------------------------
100-00                  4.909               4.885               4.852 Yield
100-00                    213                 232                 249 Spread
                ------------------------------------------------------
100-04                  4.856               4.819               4.772 Yield
100-04                    208                 226                 241 Spread
                ------------------------------------------------------
100-08                  4.803               4.753               4.693 Yield
100-08                    202                 219                 233 Spread
                ------------------------------------------------------
100-12                  4.750               4.688               4.614 Yield
100-12                    197                 213                 225 Spread
                ------------------------------------------------------
100-16                  4.697               4.622               4.535 Yield
100-16                    192                 206                 217 Spread
                ------------------------------------------------------
100-20                  4.644               4.557               4.456 Yield
100-20                    186                 199                 209 Spread
                ------------------------------------------------------

WAL                    2.5923             2.06173             1.69088
Principal
 Window            Aug02 - Oct22       Aug02 - Nov18       Aug02 - Jun15

CMT_1YR                   1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0207 - Price/Yield - B2

Balance          $2,278,000.00 Delay                                24
Coupon                    5.27 Dated                            7/1/02
Settle                 7/30/02 First Payment                   8/25/02

                ------------------------------------------------------------------------------------------------------
Price                   10 CPR              15 CPR              20 CPR              25 CPR              30 CPR
                ------------------------------------------------------------------------------------------------------
99-12                    4.410               4.704               4.922               5.067               5.169        Yield
99-12                      -24                  31                  85                 118                 141        Spread
                ------------------------------------------------------------------------------------------------------
99-16                    4.395               4.685               4.899               5.040               5.139        Yield
99-16                      -25                  29                  83                 116                 138        Spread
                ------------------------------------------------------------------------------------------------------
99-20                    4.380               4.666               4.875               5.013               5.109        Yield
99-20                      -27                  27                  80                 113                 135        Spread
                ------------------------------------------------------------------------------------------------------
99-24                    4.364               4.647               4.852               4.986               5.079        Yield
99-24                      -28                  26                  78                 110                 132        Spread
                ------------------------------------------------------------------------------------------------------
99-28                    4.349               4.628               4.829               4.959               5.048        Yield
99-28                      -30                  24                  76                 107                 129        Spread
                ------------------------------------------------------------------------------------------------------
100-00                   4.334               4.609               4.806               4.932               5.018        Yield
100-00                     -32                  22                  73                 105                 126        Spread
                ------------------------------------------------------------------------------------------------------
100-04                   4.319               4.590               4.782               4.905               4.988        Yield
100-04                     -33                  20                  71                 102                 123        Spread
                ------------------------------------------------------------------------------------------------------
100-08                   4.304               4.571               4.759               4.878               4.958        Yield
100-08                     -35                  18                  69                  99                 120        Spread
                ------------------------------------------------------------------------------------------------------
100-12                   4.289               4.553               4.736               4.852               4.928        Yield
100-12                     -36                  16                  66                  97                 117        Spread
                ------------------------------------------------------------------------------------------------------
100-16                   4.274               4.534               4.713               4.825               4.898        Yield
100-16                     -38                  14                  64                  94                 114        Spread
                ------------------------------------------------------------------------------------------------------
100-20                   4.259               4.515               4.690               4.798               4.868        Yield
100-20                     -39                  12                  62                  91                 111        Spread
                ------------------------------------------------------------------------------------------------------

WAL                   11.62169             8.80706             6.86889             5.73118             4.97977
Principal
 Window            Aug02 - Feb32        Aug02 - Feb32       Aug02 - Feb32       Aug02 - Dec31       Aug02 - Mar31

CMT_1YR                   1.97


GSR0207 - Price/Yield - B2

Balance          $2,278,000.00 Delay                                24
Coupon                    5.27 Dated                            7/1/02
Settle                 7/30/02 First Payment                   8/25/02

                ----------------------------------------------------------------------------------------------------
Price                 35 CPR              40 CPR              45 CPR              50 CPR              55 CPR
                ----------------------------------------------------------------------------------------------------
99-12                  5.247               5.305               5.349               5.382               5.407        Yield
99-12                    174                 199                 222                 239                 253        Spread
                ----------------------------------------------------------------------------------------------------
99-16                  5.213               5.267               5.308               5.337               5.357        Yield
99-16                    170                 195                 217                 235                 248        Spread
                ----------------------------------------------------------------------------------------------------
99-20                  5.179               5.230               5.266               5.291               5.308        Yield
99-20                    167                 192                 213                 230                 243        Spread
                ----------------------------------------------------------------------------------------------------
99-24                  5.146               5.193               5.225               5.245               5.258        Yield
99-24                    164                 188                 209                 226                 238        Spread
                ----------------------------------------------------------------------------------------------------
99-28                  5.112               5.155               5.183               5.200               5.209        Yield
99-28                    160                 184                 205                 221                 233        Spread
                ----------------------------------------------------------------------------------------------------
100-00                 5.078               5.118               5.142               5.154               5.159        Yield
100-00                   157                 181                 201                 216                 228        Spread
                ----------------------------------------------------------------------------------------------------
100-04                 5.045               5.081               5.101               5.109               5.110        Yield
100-04                   153                 177                 197                 212                 223        Spread
                ----------------------------------------------------------------------------------------------------
100-08                 5.011               5.044               5.060               5.064               5.061        Yield
100-08                   150                 173                 193                 207                 218        Spread
                ----------------------------------------------------------------------------------------------------
100-12                 4.978               5.007               5.018               5.018               5.012        Yield
100-12                   147                 169                 189                 203                 213        Spread
                ----------------------------------------------------------------------------------------------------
100-16                 4.944               4.970               4.977               4.973               4.963        Yield
100-16                   143                 166                 184                 198                 208        Spread
                ----------------------------------------------------------------------------------------------------
100-20                 4.911               4.933               4.937               4.928               4.914        Yield
100-20                   140                 162                 180                 194                 203        Spread
                ----------------------------------------------------------------------------------------------------

WAL                  4.37902             3.89601             3.45822              3.1068             2.83976
Principal
 Window           Aug02 - Apr29       Aug02 - Apr29       Aug02 - Sep28       Aug02 - Dec26       Aug02 - Sep24

CMT_1YR                   1.97


GSR0207 - Price/Yield - B2

Balance          $2,278,000.00 Delay                                24
Coupon                    5.27 Dated                            7/1/02
Settle                 7/30/02 First Payment                   8/25/02

                ------------------------------------------------------
Price                  60 CPR              70 CPR              80 CPR
                ------------------------------------------------------
99-12                   5.427               5.465               5.498 Yield
99-12                     265                 290                 314 Spread
                ------------------------------------------------------
99-16                   5.373               5.398               5.418 Yield
99-16                     259                 284                 306 Spread
                ------------------------------------------------------
99-20                   5.319               5.332               5.337 Yield
99-20                     254                 277                 298 Spread
                ------------------------------------------------------
99-24                   5.265               5.265               5.257 Yield
99-24                     249                 270                 290 Spread
                ------------------------------------------------------
99-28                   5.211               5.198               5.177 Yield
99-28                     243                 264                 282 Spread
                ------------------------------------------------------
100-00                  5.158               5.132               5.097 Yield
100-00                    238                 257                 274 Spread
                ------------------------------------------------------
100-04                  5.104               5.066               5.017 Yield
100-04                    233                 250                 266 Spread
                ------------------------------------------------------
100-08                  5.051               5.000               4.937 Yield
100-08                    227                 244                 258 Spread
                ------------------------------------------------------
100-12                  4.998               4.934               4.858 Yield
100-12                    222                 237                 250 Spread
                ------------------------------------------------------
100-16                  4.944               4.868               4.779 Yield
100-16                    217                 231                 242 Spread
                ------------------------------------------------------
100-20                  4.891               4.802               4.700 Yield
100-20                    211                 224                 234 Spread
                ------------------------------------------------------

WAL                    2.5923             2.06173             1.69088
Principal
 Window            Aug02 - Jul22       Aug02 - Jul18       Aug02 - Apr15

CMT_1YR                   1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.



GSR0207 - Price/Yield - B3

Balance          $1,368,000.00 Delay                                24
Coupon                   5.919 Dated                            7/1/02
Settle                 7/30/02 First Payment                   8/25/02

                ------------------------------------------------------------------------------------------------------
Price                   10 CPR              15 CPR              20 CPR              25 CPR              30 CPR
                ------------------------------------------------------------------------------------------------------
99-12                    5.096               5.383               5.594               5.733               5.832        Yield
99-12                       45                  99                 152                 185                 208        Spread
                ------------------------------------------------------------------------------------------------------
99-16                    5.081               5.363               5.570               5.705               5.801        Yield
99-16                       43                  97                 150                 182                 204        Spread
                ------------------------------------------------------------------------------------------------------
99-20                    5.065               5.344               5.546               5.678               5.770        Yield
99-20                       42                  95                 147                 179                 201        Spread
                ------------------------------------------------------------------------------------------------------
99-24                    5.049               5.324               5.522               5.650               5.739        Yield
99-24                       40                  93                 145                 177                 198        Spread
                ------------------------------------------------------------------------------------------------------
99-28                    5.033               5.304               5.498               5.623               5.708        Yield
99-28                       38                  91                 143                 174                 195        Spread
                ------------------------------------------------------------------------------------------------------
100-00                   5.017               5.285               5.474               5.595               5.677        Yield
100-00                      37                  89                 140                 171                 192        Spread
                ------------------------------------------------------------------------------------------------------
100-04                   5.001               5.265               5.450               5.568               5.646        Yield
100-04                      35                  87                 138                 168                 189        Spread
                ------------------------------------------------------------------------------------------------------
100-08                   4.986               5.246               5.427               5.540               5.616        Yield
100-08                      34                  85                 135                 166                 186        Spread
                ------------------------------------------------------------------------------------------------------
100-12                   4.970               5.226               5.403               5.513               5.585        Yield
100-12                      32                  84                 133                 163                 183        Spread
                ------------------------------------------------------------------------------------------------------
100-16                   4.954               5.207               5.379               5.486               5.554        Yield
100-16                      31                  82                 131                 160                 180        Spread
                ------------------------------------------------------------------------------------------------------
100-20                   4.939               5.188               5.356               5.458               5.524        Yield
100-20                      29                  80                 128                 157                 177        Spread
                ------------------------------------------------------------------------------------------------------

WAL                   11.62169             8.80706             6.86889             5.73118             4.97977
Principal
 Window            Aug02 - Feb32        Aug02 - Feb32       Aug02 - Feb32       Aug02 - Dec31       Aug02 - Apr30

CMT_1YR                   1.97

GSR0207 - Price/Yield - B3

Balance          $1,368,000.00 Delay                                24
Coupon                   5.919 Dated                            7/1/02
Settle                 7/30/02 First Payment                   8/25/02

                -----------------------------------------------------------------------------------------------------
Price                  35 CPR              40 CPR              45 CPR              50 CPR              55 CPR
                -----------------------------------------------------------------------------------------------------
99-12                   5.906               5.960               6.002               6.033               6.056        Yield
99-12                     240                 265                 287                 304                 318        Spread
                -----------------------------------------------------------------------------------------------------
99-16                   5.871               5.922               5.960               5.987               6.006        Yield
99-16                     236                 261                 283                 300                 313        Spread
                -----------------------------------------------------------------------------------------------------
99-20                   5.837               5.884               5.918               5.941               5.955        Yield
99-20                     233                 257                 278                 295                 307        Spread
                -----------------------------------------------------------------------------------------------------
99-24                   5.802               5.846               5.876               5.894               5.905        Yield
99-24                     229                 253                 274                 290                 302        Spread
                -----------------------------------------------------------------------------------------------------
99-28                   5.768               5.809               5.834               5.848               5.855        Yield
99-28                     226                 250                 270                 286                 297        Spread
                -----------------------------------------------------------------------------------------------------
100-00                  5.734               5.771               5.792               5.802               5.805        Yield
100-00                    222                 246                 266                 281                 292        Spread
                -----------------------------------------------------------------------------------------------------
100-04                  5.700               5.733               5.750               5.756               5.755        Yield
100-04                    219                 242                 262                 277                 287        Spread
                -----------------------------------------------------------------------------------------------------
100-08                  5.665               5.695               5.708               5.710               5.705        Yield
100-08                    216                 238                 257                 272                 283        Spread
                -----------------------------------------------------------------------------------------------------
100-12                  5.631               5.658               5.666               5.664               5.656        Yield
100-12                    212                 235                 253                 267                 278        Spread
                -----------------------------------------------------------------------------------------------------
100-16                  5.597               5.620               5.625               5.618               5.606        Yield
100-16                    209                 231                 249                 263                 273        Spread
                -----------------------------------------------------------------------------------------------------
100-20                  5.563               5.583               5.583               5.573               5.557        Yield
100-20                    205                 227                 245                 258                 268        Spread
                -----------------------------------------------------------------------------------------------------

WAL                   4.37902             3.89601             3.45822              3.1068             2.83976
Principal
 Window            Aug02 - Apr29       Aug02 - Apr29       Aug02 - Jun28       Aug02 - May26       Aug02 - Feb24

CMT_1YR                   1.97


GSR0207 - Price/Yield - B3

Balance          $1,368,000.00 Delay                                24
Coupon                   5.919 Dated                            7/1/02
Settle                 7/30/02 First Payment                   8/25/02

                ------------------------------------------------------
Price                  60 CPR              70 CPR              80 CPR
                ------------------------------------------------------
99-12                   6.074               6.108               6.136 Yield
99-12                     329                 355                 377 Spread
                ------------------------------------------------------
99-16                   6.019               6.040               6.055 Yield
99-16                     324                 348                 369 Spread
                ------------------------------------------------------
99-20                   5.965               5.973               5.974 Yield
99-20                     319                 341                 361 Spread
                ------------------------------------------------------
99-24                   5.910               5.905               5.892 Yield
99-24                     313                 334                 353 Spread
                ------------------------------------------------------
99-28                   5.856               5.838               5.812 Yield
99-28                     308                 328                 345 Spread
                ------------------------------------------------------
100-00                  5.802               5.771               5.731 Yield
100-00                    302                 321                 337 Spread
                ------------------------------------------------------
100-04                  5.747               5.704               5.650 Yield
100-04                    297                 314                 329 Spread
                ------------------------------------------------------
100-08                  5.693               5.637               5.570 Yield
100-08                    291                 308                 321 Spread
                ------------------------------------------------------
100-12                  5.639               5.571               5.490 Yield
100-12                    286                 301                 313 Spread
                ------------------------------------------------------
100-16                  5.586               5.504               5.410 Yield
100-16                    281                 294                 305 Spread
                ------------------------------------------------------
100-20                  5.532               5.438               5.330 Yield
100-20                    275                 288                 297 Spread
                ------------------------------------------------------

WAL                    2.5923             2.06173             1.69088
Principal
 Window            Aug02 - Jan22       Aug02 - Mar18       Aug02 - Dec14

CMT_1YR                   1.97


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0207 - Price/Yield - GMC_A1

Balance         $134,575,000.00 Delay                           0      Coupon     IF CURMONTH LE 68 THEN 2.502 ELSE CMT_1YR + 1.75
Coupon                    2.502 Dated                     7/30/02
Settle                  7/30/02 First Payment             8/25/02

              ---------------------------------------------------------------------------------------
Price         10 CPR, Call (Y)  15 CPR, Call (Y) 20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
              ---------------------------------------------------------------------------------------
99-12                     2.978            3.186            3.404            3.632            3.869  Yield
99-12                        45              100              133              163              192  Spread
              ---------------------------------------------------------------------------------------
99-16                     2.885            3.051            3.225            3.407            3.596  Yield
99-16                        36               87              116              141              165  Spread
              ---------------------------------------------------------------------------------------
99-20                     2.792            2.917            3.047            3.183            3.324  Yield
99-20                        26               73               98              118              138  Spread
              ---------------------------------------------------------------------------------------
99-24                     2.699            2.782            2.869            2.959            3.054  Yield
99-24                        17               60               80               96              110  Spread
              ---------------------------------------------------------------------------------------
99-28                     2.607            2.648            2.691            2.737            2.783  Yield
99-28                         8               47               62               74               83  Spread
              ---------------------------------------------------------------------------------------
100-00                    2.515            2.515            2.515            2.514            2.514  Yield
100-00                       -1               33               45               52               56  Spread
              ---------------------------------------------------------------------------------------
100-04                    2.423            2.381            2.338            2.293            2.246  Yield
100-04                      -11               20               27               29               30  Spread
              ---------------------------------------------------------------------------------------
100-08                    2.331            2.248            2.162            2.072            1.978  Yield
100-08                      -20                7                9                7                3  Spread
              ---------------------------------------------------------------------------------------
100-12                    2.240            2.116            1.987            1.851            1.711  Yield
100-12                      -29               -7               -8              -15              -24  Spread
              ---------------------------------------------------------------------------------------
100-16                    2.148            1.983            1.811            1.632            1.445  Yield
100-16                      -38              -20              -26              -37              -50  Spread
              ---------------------------------------------------------------------------------------
100-20                    2.057            1.851            1.637            1.412            1.180  Yield
100-20                      -47              -33              -43              -59              -77  Spread
              ---------------------------------------------------------------------------------------

WAL                     1.40644          0.96275          0.72438          0.57529          0.47398
Principal
 Window             Aug02 - Jun05     Aug02 - Jul04    Aug02 - Jan04    Aug02 - Sep03    Aug02 - Jul03

CMT_1YR                    1.97


Balance         $134,575,000.00 Delay                           0      Coupon     IF CURMONTH LE 68 THEN 2.502 ELSE CMT_1YR + 1.75
Coupon                    2.502 Dated                     7/30/02
Settle                  7/30/02 First Payment             8/25/02

              ---------------------------------------------------------------------------------------
Price          35 CPR, Call (Y)  40 CPR, Call (Y) 45 CPR, Call (Y) 50 CPR, Call (Y) 55 CPR, Call (Y)
              ---------------------------------------------------------------------------------------
99-12                      4.118            4.386            4.663            4.963            5.276 Yield
99-12                        220              248              276              306              337 Spread
              ---------------------------------------------------------------------------------------
99-16                      3.795            4.009            4.230            4.469            4.718 Yield
99-16                        188              210              232              257              282 Spread
              ---------------------------------------------------------------------------------------
99-20                      3.473            3.633            3.798            3.977            4.163 Yield
99-20                        156              172              189              207              226 Spread
              ---------------------------------------------------------------------------------------
99-24                      3.153            3.259            3.369            3.487            3.611 Yield
99-24                        124              135              146              158              171 Spread
              ---------------------------------------------------------------------------------------
99-28                      2.833            2.886            2.940            2.999            3.061 Yield
99-28                         92               98              103              110              116 Spread
              ---------------------------------------------------------------------------------------
100-00                     2.514            2.514            2.514            2.513            2.513 Yield
100-00                        60               60               61               61               61 Spread
              ---------------------------------------------------------------------------------------
100-04                     2.196            2.143            2.089            2.029            1.968 Yield
100-04                        28               23               18               13                6 Spread
              ---------------------------------------------------------------------------------------
100-08                     1.880            1.774            1.665            1.547            1.425 Yield
100-08                        -3              -14              -24              -36              -48 Spread
              ---------------------------------------------------------------------------------------
100-12                     1.564            1.406            1.243            1.067            0.884 Yield
100-12                       -35              -50              -66              -84             -102 Spread
              ---------------------------------------------------------------------------------------
100-16                     1.249            1.039            0.823            0.589            0.346 Yield
100-16                       -66              -87             -108             -132             -156 Spread
              ---------------------------------------------------------------------------------------
100-20                     0.936            0.674            0.404            0.112           -0.190 Yield
100-20                       -98             -124             -150             -179             -209 Spread
              ---------------------------------------------------------------------------------------

WAL                          0.4          0.34255          0.29837          0.26179          0.23223
Principal
 Window            Aug02 - May03     Aug02 - Apr03    Aug02 - Feb03    Aug02 - Jan03    Aug02 - Jan03

CMT_1YR                    1.97




Balance         $134,575,000.00 Delay                           0      Coupon     IF CURMONTH LE 68 THEN 2.502 ELSE CMT_1YR + 1.75
Coupon                    2.502 Dated                     7/30/02
Settle                  7/30/02 First Payment             8/25/02

              ---------------------------------------------------
Price         60 CPR, Call (Y) 70 CPR, Call (Y) 80 CPR, Call (Y)
              ---------------------------------------------------
99-12                    5.605            6.374            7.330 Yield
99-12                      370              447              543 Spread
              ---------------------------------------------------
99-16                    4.981            5.593            6.355 Yield
99-16                      308              369              445 Spread
              ---------------------------------------------------
99-20                    4.360            4.817            5.385 Yield
99-20                      246              291              348 Spread
              ---------------------------------------------------
99-24                    3.741            4.045            4.421 Yield
99-24                      184              214              252 Spread
              ---------------------------------------------------
99-28                    3.126            3.277            3.464 Yield
99-28                      122              137              156 Spread
              ---------------------------------------------------
100-00                   2.513            2.513            2.512 Yield
100-00                      61               61               61 Spread
              ---------------------------------------------------
100-04                   1.903            1.753            1.566 Yield
100-04                       0              -15              -34 Spread
              ---------------------------------------------------
100-08                   1.296            0.997            0.626 Yield
100-08                     -61              -91             -128 Spread
              ---------------------------------------------------
100-12                   0.692            0.245           -0.308 Yield
100-12                    -121             -166             -221 Spread
              ---------------------------------------------------
100-16                   0.090           -0.503           -1.237 Yield
100-16                    -181             -241             -314 Spread
              ---------------------------------------------------
100-20                  -0.509           -1.247           -2.159 Yield
100-20                    -241             -315             -406 Spread
              ---------------------------------------------------

WAL                    0.20754          0.16637          0.13355
Principal
 Window             Aug02 - Dec02    Aug02 - Nov02    Aug02 - Oct02

CMT_1YR                    1.97



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0207 - Price/Yield - GMC_A2

Balance          $50,331,000.00 Delay                           0      Coupon     IF CURMONTH LE 68 THEN 2.983 ELSE CMT_1YR + 1.75
Coupon                    2.983 Dated                     7/30/02
Settle                  7/30/02 First Payment             8/25/02

              ---------------------------------------------------------------------------------------
Price         10 CPR, Call (Y)  15 CPR, Call (Y) 20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
              ---------------------------------------------------------------------------------------
99-12                     3.187            3.268            3.354            3.446            3.543  Yield
99-12                       -75               -1               47               87              118  Spread
              ---------------------------------------------------------------------------------------
99-16                     3.150            3.215            3.284            3.356            3.434  Yield
99-16                       -79               -7               39               78              108  Spread
              ---------------------------------------------------------------------------------------
99-20                     3.113            3.161            3.213            3.267            3.326  Yield
99-20                       -83              -12               32               69               97  Spread
              ---------------------------------------------------------------------------------------
99-24                     3.076            3.108            3.142            3.178            3.217  Yield
99-24                       -86              -17               25               60               86  Spread
              ---------------------------------------------------------------------------------------
99-28                     3.038            3.055            3.072            3.090            3.109  Yield
99-28                       -90              -23               18               51               75  Spread
              ---------------------------------------------------------------------------------------
100-00                    3.001            3.001            3.001            3.001            3.001  Yield
100-00                      -94              -28               11               43               64  Spread
              ---------------------------------------------------------------------------------------
100-04                    2.965            2.948            2.931            2.913            2.893  Yield
100-04                      -97              -33                4               34               53  Spread
              ---------------------------------------------------------------------------------------
100-08                    2.928            2.895            2.861            2.825            2.786  Yield
100-08                     -101              -38               -3               25               43  Spread
              ---------------------------------------------------------------------------------------
100-12                    2.891            2.842            2.791            2.736            2.678  Yield
100-12                     -105              -44              -10               16               32  Spread
              ---------------------------------------------------------------------------------------
100-16                    2.854            2.789            2.721            2.649            2.571  Yield
100-16                     -108              -49              -17                7               21  Spread
              ---------------------------------------------------------------------------------------
100-20                    2.817            2.737            2.651            2.561            2.464  Yield
100-20                     -112              -54              -24               -1               11  Spread
              ---------------------------------------------------------------------------------------

WAL                     3.61684           2.4731          1.85224          1.46409          1.19558
Principal
Window               Jun05 - Nov06     Jul04 - Jul05    Jan04 - Oct04    Sep03 - Apr04    Jul03 - Dec03

CMT_1YR                    1.97



Balance          $50,331,000.00 Delay                           0      Coupon     IF CURMONTH LE 68 THEN 2.983 ELSE CMT_1YR + 1.75
Coupon                    2.983 Dated                     7/30/02
Settle                  7/30/02 First Payment             8/25/02

              --------------------------------------------------------------------------------------
Price         35 CPR, Call (Y)  40 CPR, Call (Y) 45 CPR, Call (Y) 50 CPR, Call (Y) 55 CPR, Call (Y)
              --------------------------------------------------------------------------------------
99-12                     3.647            3.756            3.875            4.003            4.144 Yield
99-12                       145              162              180              197              215 Spread
              --------------------------------------------------------------------------------------
99-16                     3.518            3.604            3.700            3.802            3.914 Yield
99-16                       132              147              162              177              192 Spread
              --------------------------------------------------------------------------------------
99-20                     3.388            3.453            3.524            3.601            3.685 Yield
99-20                       119              132              145              157              169 Spread
              --------------------------------------------------------------------------------------
99-24                     3.259            3.302            3.350            3.400            3.456 Yield
99-24                       106              117              127              137              146 Spread
              --------------------------------------------------------------------------------------
99-28                     3.130            3.151            3.175            3.200            3.228 Yield
99-28                        93              102              110              117              124 Spread
              --------------------------------------------------------------------------------------
100-00                    3.001            3.001            3.001            3.001            3.001 Yield
100-00                       80               87               93               97              101 Spread
              --------------------------------------------------------------------------------------
100-04                    2.873            2.851            2.827            2.802            2.773 Yield
100-04                       67               72               75               77               78 Spread
              --------------------------------------------------------------------------------------
100-08                    2.744            2.701            2.654            2.603            2.547 Yield
100-08                       54               57               58               57               56 Spread
              --------------------------------------------------------------------------------------
100-12                    2.616            2.552            2.481            2.405            2.321 Yield
100-12                       42               42               41               37               33 Spread
              --------------------------------------------------------------------------------------
100-16                    2.488            2.402            2.308            2.207            2.095 Yield
100-16                       29               27               23               18               10 Spread
              --------------------------------------------------------------------------------------
100-20                    2.361            2.253            2.136            2.009            1.870 Yield
100-20                       16               12                6               -2              -12 Spread
              --------------------------------------------------------------------------------------

WAL                           1          0.85421          0.73657          0.64173          0.56204
Principal
Window              May03 - Oct03     Apr03 - Jul03    Feb03 - Jun03    Jan03 - Apr03    Jan03 - Mar03

CMT_1YR                    1.97


Balance          $50,331,000.00 Delay                           0      Coupon     IF CURMONTH LE 68 THEN 2.983 ELSE CMT_1YR + 1.75
Coupon                    2.983 Dated                     7/30/02
Settle                  7/30/02 First Payment             8/25/02

              ----------------------------------------------------
Price          60 CPR, Call (Y) 70 CPR, Call (Y) 80 CPR, Call (Y)
              ----------------------------------------------------
99-12                     4.305            4.690            5.208 Yield
99-12                       235              278              330 Spread
              ----------------------------------------------------
99-16                     4.043            4.350            4.763 Yield
99-16                       208              244              286 Spread
              ----------------------------------------------------
99-20                     3.781            4.011            4.320 Yield
99-20                       182              210              241 Spread
              ----------------------------------------------------
99-24                     3.520            3.673            3.878 Yield
99-24                       156              176              197 Spread
              ----------------------------------------------------
99-28                     3.260            3.336            3.438 Yield
99-28                       130              142              153 Spread
              ----------------------------------------------------
100-00                    3.000            3.000            3.000 Yield
100-00                      104              109              109 Spread
              ----------------------------------------------------
100-04                    2.741            2.665            2.562 Yield
100-04                       78               75               66 Spread
              ----------------------------------------------------
100-08                    2.483            2.331            2.127 Yield
100-08                       52               42               22 Spread
              ----------------------------------------------------
100-12                    2.225            1.998            1.693 Yield
100-12                       27                9              -21 Spread
              ----------------------------------------------------
100-16                    1.968            1.666            1.260 Yield
100-16                        1              -25              -65 Spread
              ----------------------------------------------------
100-20                    1.712            1.335            0.829 Yield
100-20                      -25              -58             -108 Spread
              ----------------------------------------------------

WAL                     0.49228          0.37993          0.29065
Principal
Window              Dec02 - Feb03    Nov02 - Jan03    Oct02 - Nov02

CMT_1YR                    1.97




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman
Sachs imposing any limitation of any kind.


GSR0207 - Price/Yield - GMC_A3

Balance         $261,715,000.00 Delay                          24      Coupon     IF CURMONTH LE 68 THEN 4.778 ELSE CMT_1YR + 1.75
Coupon                    4.778 Dated                      7/1/02
Settle                  7/30/02 First Payment             8/25/02

              ---------------------------------------------------------------------------------------
Price         10 CPR, Call (Y)  15 CPR, Call (Y) 20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
              ---------------------------------------------------------------------------------------
99-28                     4.785            4.781            4.777            4.771            4.764  Yield
99-28                        27               38               54               71               92  Spread
              ---------------------------------------------------------------------------------------
100-00                    4.759            4.753            4.745            4.735            4.724  Yield
100-00                       24               35               51               68               88  Spread
              ---------------------------------------------------------------------------------------
100-04                    4.733            4.725            4.714            4.700            4.684  Yield
100-04                       21               32               48               64               84  Spread
              ---------------------------------------------------------------------------------------
100-08                    4.707            4.697            4.682            4.665            4.645  Yield
100-08                       19               29               45               61               80  Spread
              ---------------------------------------------------------------------------------------
100-12                    4.680            4.668            4.651            4.630            4.605  Yield
100-12                       16               26               42               57               76  Spread
              ---------------------------------------------------------------------------------------
100-16                    4.654            4.640            4.620            4.595            4.566  Yield
100-16                       14               24               39               54               72  Spread
              ---------------------------------------------------------------------------------------
100-20                    4.629            4.612            4.589            4.560            4.526  Yield
100-20                       11               21               36               50               68  Spread
              ---------------------------------------------------------------------------------------
100-24                    4.603            4.584            4.558            4.525            4.487  Yield
100-24                        8               18               33               47               64  Spread
              ---------------------------------------------------------------------------------------
100-28                    4.577            4.556            4.527            4.490            4.448  Yield
100-28                        6               15               29               43               60  Spread
              ---------------------------------------------------------------------------------------
101-00                    4.551            4.528            4.496            4.456            4.409  Yield
101-00                        3               12               26               40               56  Spread
              ---------------------------------------------------------------------------------------
101-04                    4.525            4.500            4.465            4.421            4.370  Yield
101-04                        1               10               23               36               52  Spread
              ---------------------------------------------------------------------------------------

WAL                     5.54559          5.08019          4.54023          4.01434          3.53161
Principal
Window               Nov06 - Mar08     Jul05 - Mar08    Oct04 - Mar08    Apr04 - Mar08    Dec03 - Mar03

CMT_1YR                    1.97



Balance         $261,715,000.00 Delay                          24      Coupon     IF CURMONTH LE 68 THEN 4.778 ELSE CMT_1YR + 1.75
Coupon                    4.778 Dated                      7/1/02
Settle                  7/30/02 First Payment             8/25/02

              ----------------------------------------------------------------------------------------
Price         35 CPR, Call (Y)  40 CPR, Call (Y) 45 CPR, Call (Y) 50 CPR, Call (Y) 55 CPR, Call (Y)
              ---------------------------------------------------------------------------------------
99-28                     4.754            4.742            4.730            4.715            4.700  Yield
99-28                       113              140              161              174              172  Spread
              ---------------------------------------------------------------------------------------
100-00                    4.708            4.689            4.669            4.645            4.620  Yield
100-00                      108              135              155              167              164  Spread
              ---------------------------------------------------------------------------------------
100-04                    4.663            4.636            4.608            4.575            4.540  Yield
100-04                      104              129              149              160              156  Spread
              ---------------------------------------------------------------------------------------
100-08                    4.617            4.583            4.547            4.505            4.460  Yield
100-08                       99              124              143              153              148  Spread
              ---------------------------------------------------------------------------------------
100-12                    4.571            4.530            4.486            4.435            4.381  Yield
100-12                       95              119              137              146              140  Spread
              ---------------------------------------------------------------------------------------
100-16                    4.526            4.478            4.425            4.365            4.301  Yield
100-16                       90              113              131              139              132  Spread
              ---------------------------------------------------------------------------------------
100-20                    4.481            4.425            4.365            4.296            4.222  Yield
100-20                       85              108              125              132              124  Spread
              ---------------------------------------------------------------------------------------
100-24                    4.435            4.372            4.304            4.226            4.143  Yield
100-24                       81              103              119              125              116  Spread
              ---------------------------------------------------------------------------------------
100-28                    4.390            4.320            4.244            4.157            4.064  Yield
100-28                       76               98              113              118              108  Spread
              ---------------------------------------------------------------------------------------
101-00                    4.345            4.267            4.184            4.087            3.985  Yield
101-00                       72               92              107              111              101  Spread
              ---------------------------------------------------------------------------------------
101-04                    4.300            4.215            4.124            4.018            3.906  Yield
101-04                       67               87              101              104               93  Spread
              ---------------------------------------------------------------------------------------

WAL                     3.02716          2.57338          2.21707          1.90997          1.66484
Principal
Window             Oct03 - Sep07     Jul03 - Dec06    Jun03 - May06    Apr03 - Oct05    Mar03 - May05

CMT_1YR                    1.97



Balance         $261,715,000.00 Delay                          24      Coupon     IF CURMONTH LE 68 THEN 4.778 ELSE CMT_1YR + 1.75
Coupon                    4.778 Dated                      7/1/02
Settle                  7/30/02 First Payment             8/25/02

              ---------------------------------------------------
Price         60 CPR, Call (Y) 70 CPR, Call (Y) 80 CPR, Call (Y)
              ---------------------------------------------------
99-28                    4.683            4.642            4.587 Yield
99-28                      170              166              161 Spread
              ---------------------------------------------------
100-00                   4.592            4.525            4.435 Yield
100-00                     161              155              146 Spread
              ---------------------------------------------------
100-04                   4.502            4.409            4.283 Yield
100-04                     152              143              130 Spread
              ---------------------------------------------------
100-08                   4.411            4.292            4.131 Yield
100-08                     143              131              115 Spread
              ---------------------------------------------------
100-12                   4.321            4.176            3.980 Yield
100-12                     134              120              100 Spread
              ---------------------------------------------------
100-16                   4.231            4.060            3.829 Yield
100-16                     125              108               85 Spread
              ---------------------------------------------------
100-20                   4.141            3.944            3.679 Yield
100-20                     116               97               70 Spread
              ---------------------------------------------------
100-24                   4.051            3.829            3.529 Yield
100-24                     107               85               55 Spread
              ---------------------------------------------------
100-28                   3.962            3.713            3.379 Yield
100-28                      98               73               40 Spread
              ---------------------------------------------------
101-00                   3.872            3.598            3.229 Yield
101-00                      89               62               25 Spread
              ---------------------------------------------------
101-04                   3.783            3.484            3.080 Yield
101-04                      80               50               10 Spread
              ---------------------------------------------------

WAL                    1.46032          1.12282          0.85612
Principal
Window             Feb03 - Jan05    Jan03 - Jun04    Nov02 - Jan04

CMT_1YR                    1.97




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0207 - Price/Yield - B1

Balance           $4,101,000.00 Delay                          24
Coupon                 5.112318 Dated                      7/1/02
Settle                  7/30/02 First Payment             8/25/02

              --------------------------------------------------------------------------------------
Price         10 CPR, Call (Y)  15 CPR, Call (Y) 20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
              --------------------------------------------------------------------------------------
99-12                     4.302            4.649            4.905            5.094            5.221 Yield
99-12                       -42               29               85              122              162 Spread
              --------------------------------------------------------------------------------------
99-16                     4.287            4.629            4.881            5.064            5.188 Yield
99-16                       -43               27               83              119              159 Spread
              --------------------------------------------------------------------------------------
99-20                     4.271            4.609            4.856            5.035            5.155 Yield
99-20                       -45               25               80              116              156 Spread
              --------------------------------------------------------------------------------------
99-24                     4.256            4.589            4.831            5.006            5.122 Yield
99-24                       -47               23               78              113              153 Spread
              --------------------------------------------------------------------------------------
99-28                     4.240            4.569            4.806            4.977            5.089 Yield
99-28                       -48               21               75              110              149 Spread
              --------------------------------------------------------------------------------------
100-00                    4.224            4.549            4.782            4.948            5.056 Yield
100-00                      -50               19               73              107              146 Spread
              --------------------------------------------------------------------------------------
100-04                    4.209            4.529            4.757            4.919            5.023 Yield
100-04                      -51               17               70              104              143 Spread
              --------------------------------------------------------------------------------------
100-08                    4.193            4.509            4.733            4.890            4.990 Yield
100-08                      -53               15               68              101              139 Spread
              --------------------------------------------------------------------------------------
100-12                    4.178            4.489            4.708            4.862            4.957 Yield
100-12                      -54               13               65               99              136 Spread
              --------------------------------------------------------------------------------------
100-16                    4.163            4.470            4.684            4.833            4.924 Yield
100-16                      -56               11               63               96              133 Spread
              --------------------------------------------------------------------------------------
100-20                    4.147            4.450            4.659            4.804            4.891 Yield
100-20                      -57                9               60               93              130 Spread
              --------------------------------------------------------------------------------------

WAL                    10.85411          7.98793          6.15778          5.07234          4.35489
Principal
Window             Aug02 - Oct18     Aug02 - Aug14    Aug02 - Dec11    Aug02 - Jan10    Aug02 - Sep08

CMT_1YR                    1.97




Balance           $4,101,000.00 Delay                          24
Coupon                 5.112318 Dated                      7/1/02
Settle                  7/30/02 First Payment             8/25/02

              --------------------------------------------------------------------------------------
Price         35 CPR, Call (Y)  40 CPR, Call (Y) 45 CPR, Call (Y) 50 CPR, Call (Y) 55 CPR, Call (Y)
              --------------------------------------------------------------------------------------
99-12                     5.246            5.256            5.269            5.284            5.299 Yield
99-12                       189              209              227              245              258 Spread
              --------------------------------------------------------------------------------------
99-16                     5.208            5.214            5.221            5.229            5.237 Yield
99-16                       185              205              222              239              252 Spread
              --------------------------------------------------------------------------------------
99-20                     5.170            5.172            5.173            5.175            5.176 Yield
99-20                       181              200              218              234              246 Spread
              --------------------------------------------------------------------------------------
99-24                     5.133            5.130            5.126            5.121            5.116 Yield
99-24                       177              196              213              228              240 Spread
              --------------------------------------------------------------------------------------
99-28                     5.095            5.087            5.078            5.066            5.055 Yield
99-28                       174              192              208              223              234 Spread
              --------------------------------------------------------------------------------------
100-00                    5.058            5.045            5.030            5.012            4.994 Yield
100-00                      170              188              203              218              228 Spread
              --------------------------------------------------------------------------------------
100-04                    5.021            5.003            4.983            4.958            4.933 Yield
100-04                      166              184              199              212              222 Spread
              --------------------------------------------------------------------------------------
100-08                    4.983            4.961            4.936            4.904            4.873 Yield
100-08                      163              179              194              207              216 Spread
              --------------------------------------------------------------------------------------
100-12                    4.946            4.920            4.888            4.850            4.813 Yield
100-12                      159              175              189              201              210 Spread
              --------------------------------------------------------------------------------------
100-16                    4.909            4.878            4.841            4.796            4.752 Yield
100-16                      155              171              185              196              204 Spread
              --------------------------------------------------------------------------------------
100-20                    4.872            4.836            4.794            4.743            4.692 Yield
100-20                      151              167              180              191              198 Spread
              --------------------------------------------------------------------------------------

WAL                      3.7807          3.32046          2.90863          2.52437          2.23296
Principal
Window             Aug02 - Sep07     Aug02 - Dec06    Aug02 - May06    Aug02 - Oct05    Aug02 - May05

CMT_1YR                    1.97




Balance           $4,101,000.00 Delay                          24
Coupon                 5.112318 Dated                      7/1/02
Settle                  7/30/02 First Payment             8/25/02

              ---------------------------------------------------
Price         60 CPR, Call (Y) 70 CPR, Call (Y) 80 CPR, Call (Y)
              ---------------------------------------------------
99-12                    5.315            5.362            5.411 Yield
99-12                      271              307              332 Spread
              ---------------------------------------------------
99-16                    5.246            5.272            5.300 Yield
99-16                      264              298              320 Spread
              ---------------------------------------------------
99-20                    5.178            5.183            5.189 Yield
99-20                      257              289              309 Spread
              ---------------------------------------------------
99-24                    5.110            5.095            5.078 Yield
99-24                      250              280              298 Spread
              ---------------------------------------------------
99-28                    5.042            5.006            4.968 Yield
99-28                      243              271              287 Spread
              ---------------------------------------------------
100-00                   4.974            4.917            4.857 Yield
100-00                     237              262              276 Spread
              ---------------------------------------------------
100-04                   4.907            4.829            4.747 Yield
100-04                     230              253              265 Spread
              ---------------------------------------------------
100-08                   4.839            4.741            4.637 Yield
100-08                     223              245              254 Spread
              ---------------------------------------------------
100-12                   4.772            4.653            4.528 Yield
100-12                     216              236              243 Spread
              ---------------------------------------------------
100-16                   4.704            4.565            4.418 Yield
100-16                     210              227              232 Spread
              ---------------------------------------------------
100-20                   4.637            4.477            4.309 Yield
100-20                     203              218              221 Spread
              ---------------------------------------------------

WAL                    1.98442          1.50014          1.19358
Principal
Window             Aug02 - Jan05    Aug02 - Jun04    Aug02 - Jan04

CMT_1YR



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman
Sachs imposing any limitation of any kind.




GSR0207 - Price/Yield - B2

Balance           $1,823,000.00 Delay                          24
Coupon                 5.362462 Dated                      7/1/02
Settle                  7/30/02 First Payment             8/25/02

              --------------------------------------------------------------------------------------
Price         10 CPR, Call (Y)  15 CPR, Call (Y) 20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
              --------------------------------------------------------------------------------------
99-12                     4.565            4.907            5.161            5.347            5.473 Yield
99-12                       -16               55              111              147              188 Spread
              --------------------------------------------------------------------------------------
99-16                     4.549            4.887            5.136            5.318            5.440 Yield
99-16                       -17               53              108              144              184 Spread
              --------------------------------------------------------------------------------------
99-20                     4.533            4.867            5.111            5.288            5.406 Yield
99-20                       -19               51              106              141              181 Spread
              --------------------------------------------------------------------------------------
99-24                     4.518            4.847            5.086            5.259            5.373 Yield
99-24                       -20               49              103              138              178 Spread
              --------------------------------------------------------------------------------------
99-28                     4.502            4.827            5.061            5.230            5.340 Yield
99-28                       -22               47              101              135              174 Spread
              --------------------------------------------------------------------------------------
100-00                    4.486            4.807            5.036            5.201            5.306 Yield
100-00                      -24               45               98              132              171 Spread
              --------------------------------------------------------------------------------------
100-04                    4.470            4.787            5.012            5.171            5.273 Yield
100-04                      -25               43               96              130              168 Spread
              --------------------------------------------------------------------------------------
100-08                    4.455            4.767            4.987            5.142            5.240 Yield
100-08                      -27               41               93              127              164 Spread
              --------------------------------------------------------------------------------------
100-12                    4.439            4.747            4.962            5.113            5.207 Yield
100-12                      -28               39               91              124              161 Spread
              --------------------------------------------------------------------------------------
100-16                    4.423            4.727            4.937            5.084            5.174 Yield
100-16                      -30               37               88              121              158 Spread
              --------------------------------------------------------------------------------------
100-20                    4.407            4.707            4.913            5.055            5.141 Yield
100-20                      -31               35               86              118              154 Spread
              --------------------------------------------------------------------------------------

WAL                    10.85411          7.98793          6.15778          5.07234          4.35489
Principal
Window              Aug02 - Oct18     Aug02 - Aug14    Aug02 - Dec11    Aug02 - Jan10    Aug02 - Sep08

CMT_1YR                    1.97




Balance           $1,823,000.00 Delay                          24
Coupon                 5.362462 Dated                      7/1/02
Settle                  7/30/02 First Payment             8/25/02

              --------------------------------------------------------------------------------------
Price         35 CPR, Call (Y)  40 CPR, Call (Y) 45 CPR, Call (Y) 50 CPR, Call (Y) 55 CPR, Call (Y)
              --------------------------------------------------------------------------------------
99-12                     5.497            5.507            5.518            5.533            5.547 Yield
99-12                       214              234              252              270              283 Spread
              --------------------------------------------------------------------------------------
99-16                     5.459            5.464            5.470            5.478            5.485 Yield
99-16                       210              230              247              264              277 Spread
              --------------------------------------------------------------------------------------
99-20                     5.421            5.422            5.422            5.423            5.424 Yield
99-20                       206              225              243              259              271 Spread
              --------------------------------------------------------------------------------------
99-24                     5.383            5.379            5.375            5.369            5.363 Yield
99-24                       203              221              238              253              265 Spread
              --------------------------------------------------------------------------------------
99-28                     5.346            5.337            5.327            5.314            5.302 Yield
99-28                       199              217              233              248              259 Spread
              --------------------------------------------------------------------------------------
100-00                    5.308            5.295            5.279            5.260            5.241 Yield
100-00                      195              213              228              242              253 Spread
              --------------------------------------------------------------------------------------
100-04                    5.270            5.253            5.231            5.206            5.180 Yield
100-04                      191              209              224              237              246 Spread
              --------------------------------------------------------------------------------------
100-08                    5.233            5.210            5.184            5.151            5.119 Yield
100-08                      187              204              219              231              240 Spread
              --------------------------------------------------------------------------------------
100-12                    5.196            5.168            5.136            5.097            5.059 Yield
100-12                      184              200              214              226              234 Spread
              --------------------------------------------------------------------------------------
100-16                    5.158            5.126            5.089            5.043            4.998 Yield
100-16                      180              196              209              221              228 Spread
              --------------------------------------------------------------------------------------
100-20                    5.121            5.084            5.042            4.989            4.938 Yield
100-20                      176              192              205              215              222 Spread
              --------------------------------------------------------------------------------------

WAL                      3.7807          3.32046          2.90863          2.52437          2.23296
Principal
Window              Aug02 - Sep07     Aug02 - Dec06    Aug02 - May06    Aug02 - Oct05    Aug02 - May05

CMT_1YR                    1.97




Balance           $1,823,000.00 Delay                          24
Coupon                 5.362462 Dated                      7/1/02
Settle                  7/30/02 First Payment             8/25/02

              ---------------------------------------------------
Price         60 CPR, Call (Y) 70 CPR, Call (Y) 80 CPR, Call (Y)
              ---------------------------------------------------
99-12                    5.562            5.606            5.652 Yield
99-12                      295              331              356 Spread
              ---------------------------------------------------
99-16                    5.493            5.517            5.541 Yield
99-16                      288              322              345 Spread
              ---------------------------------------------------
99-20                    5.425            5.427            5.430 Yield
99-20                      282              313              333 Spread
              ---------------------------------------------------
99-24                    5.357            5.338            5.319 Yield
99-24                      275              304              322 Spread
              ---------------------------------------------------
99-28                    5.288            5.249            5.208 Yield
99-28                      268              295              311 Spread
              ---------------------------------------------------
100-00                   5.220            5.160            5.097 Yield
100-00                     261              287              300 Spread
              ---------------------------------------------------
100-04                   5.152            5.072            4.987 Yield
100-04                     254              278              289 Spread
              ---------------------------------------------------
100-08                   5.085            4.983            4.877 Yield
100-08                     248              269              278 Spread
              ---------------------------------------------------
100-12                   5.017            4.895            4.767 Yield
100-12                     241              260              267 Spread
              ---------------------------------------------------
100-16                   4.949            4.807            4.657 Yield
100-16                     234              251              256 Spread
              ---------------------------------------------------
100-20                   4.882            4.719            4.548 Yield
100-20                     227              242              245 Spread
              ---------------------------------------------------

WAL                    1.98442          1.50014          1.19358
Principal
Window              Aug02 - Jan05    Aug02 - Jun04    Aug02 - Jan04

CMT_1YR                    1.97




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman
Sachs imposing any limitation of any kind.



GSR0207 - Price/Yield - B3

Balance           $1,139,000.00 Delay                          24
Coupon                 6.011892 Dated                      7/1/02
Settle                  7/30/02 First Payment             8/25/02

              --------------------------------------------------------------------------------------
Price         10 CPR, Call (Y)  15 CPR, Call (Y) 20 CPR, Call (Y) 25 CPR, Call (Y) 30 CPR, Call (Y)
              --------------------------------------------------------------------------------------
99-12                     5.248            5.581            5.826            6.006            6.128 Yield
99-12                        53              122              177              213              253 Spread
              --------------------------------------------------------------------------------------
99-16                     5.232            5.560            5.801            5.976            6.094 Yield
99-16                        51              120              175              210              250 Spread
              --------------------------------------------------------------------------------------
99-20                     5.215            5.539            5.775            5.946            6.060 Yield
99-20                        49              118              172              207              246 Spread
              --------------------------------------------------------------------------------------
99-24                     5.199            5.518            5.750            5.916            6.026 Yield
99-24                        48              116              169              204              243 Spread
              --------------------------------------------------------------------------------------
99-28                     5.182            5.497            5.724            5.886            5.992 Yield
99-28                        46              114              167              201              240 Spread
              --------------------------------------------------------------------------------------
100-00                    5.166            5.477            5.699            5.857            5.958 Yield
100-00                       44              112              164              198              236 Spread
              --------------------------------------------------------------------------------------
100-04                    5.149            5.456            5.673            5.827            5.924 Yield
100-04                       43              110              162              195              233 Spread
              --------------------------------------------------------------------------------------
100-08                    5.133            5.435            5.648            5.797            5.891 Yield
100-08                       41              108              159              192              229 Spread
              --------------------------------------------------------------------------------------
100-12                    5.117            5.415            5.622            5.767            5.857 Yield
100-12                       39              106              157              189              226 Spread
              --------------------------------------------------------------------------------------
100-16                    5.100            5.394            5.597            5.738            5.824 Yield
100-16                       38              104              154              186              223 Spread
              --------------------------------------------------------------------------------------
100-20                    5.084            5.374            5.572            5.708            5.790 Yield
100-20                       36              102              152              183              219 Spread
              --------------------------------------------------------------------------------------

WAL                    10.85411          7.98793          6.15778          5.07234          4.35489
Principal
Window             Aug02 - Oct18     Aug02 - Aug14    Aug02 - Dec11    Aug02 - Jan10    Aug02 - Sep08

CMT_1YR                    1.97



Balance           $1,139,000.00 Delay                          24
Coupon                 6.011892 Dated                      7/1/02
Settle                  7/30/02 First Payment             8/25/02

              ---------------------------------------------------------------------------------------
Price          35 CPR, Call (Y)  40 CPR, Call (Y) 45 CPR, Call (Y) 50 CPR, Call (Y) 55 CPR, Call (Y)
              ---------------------------------------------------------------------------------------
99-12                      6.150            6.158            6.168            6.180            6.191 Yield
99-12                        279              299              317              334              348 Spread
              ---------------------------------------------------------------------------------------
99-16                      6.111            6.115            6.119            6.124            6.129 Yield
99-16                        275              295              312              329              341 Spread
              ---------------------------------------------------------------------------------------
99-20                      6.073            6.072            6.071            6.069            6.068 Yield
99-20                        271              290              307              323              335 Spread
              ---------------------------------------------------------------------------------------
99-24                      6.035            6.029            6.022            6.014            6.006 Yield
99-24                        268              286              303              318              329 Spread
              ---------------------------------------------------------------------------------------
99-28                      5.996            5.986            5.974            5.959            5.944 Yield
99-28                        264              282              298              312              323 Spread
              ---------------------------------------------------------------------------------------
100-00                     5.958            5.943            5.925            5.904            5.883 Yield
100-00                       260              278              293              307              317 Spread
              ---------------------------------------------------------------------------------------
100-04                     5.920            5.900            5.877            5.849            5.821 Yield
100-04                       256              273              288              301              311 Spread
              ---------------------------------------------------------------------------------------
100-08                     5.882            5.858            5.829            5.794            5.760 Yield
100-08                       252              269              283              296              304 Spread
              ---------------------------------------------------------------------------------------
100-12                     5.844            5.815            5.781            5.740            5.699 Yield
100-12                       249              265              278              290              298 Spread
              ---------------------------------------------------------------------------------------
100-16                     5.806            5.772            5.733            5.685            5.638 Yield
100-16                       245              261              274              285              292 Spread
              ---------------------------------------------------------------------------------------
100-20                     5.768            5.730            5.685            5.630            5.577 Yield
100-20                       241              256              269              279              286 Spread
              ---------------------------------------------------------------------------------------

WAL                       3.7807          3.32046          2.90863          2.52437          2.23296
Principal
Window              Aug02 - Sep07     Aug02 - Dec06    Aug02 - May06    Aug02 - Oct05    Aug02 - May05

CMT_1YR                    1.97




Balance           $1,139,000.00 Delay                          24
Coupon                 6.011892 Dated                      7/1/02
Settle                  7/30/02 First Payment             8/25/02

              ----------------------------------------------------
Price          60 CPR, Call (Y) 70 CPR, Call (Y) 80 CPR, Call (Y)
              ----------------------------------------------------
99-12                     6.204            6.241            6.280 Yield
99-12                       360              395              418 Spread
              ----------------------------------------------------
99-16                     6.135            6.151            6.168 Yield
99-16                       353              386              407 Spread
              ----------------------------------------------------
99-20                     6.066            6.061            6.056 Yield
99-20                       346              377              396 Spread
              ----------------------------------------------------
99-24                     5.997            5.971            5.944 Yield
99-24                       339              368              385 Spread
              ----------------------------------------------------
99-28                     5.928            5.882            5.833 Yield
99-28                       332              359              374 Spread
              ----------------------------------------------------
100-00                    5.860            5.792            5.722 Yield
100-00                      325              350              363 Spread
              ----------------------------------------------------
100-04                    5.791            5.703            5.611 Yield
100-04                      318              341              351 Spread
              ----------------------------------------------------
100-08                    5.723            5.614            5.500 Yield
100-08                      311              332              340 Spread
              ----------------------------------------------------
100-12                    5.654            5.525            5.389 Yield
100-12                      305              323              329 Spread
              ----------------------------------------------------
100-16                    5.586            5.436            5.279 Yield
100-16                      298              314              318 Spread
              ----------------------------------------------------
100-20                    5.518            5.347            5.168 Yield
100-20                      291              305              307 Spread
              ----------------------------------------------------

WAL                     1.98442          1.50014          1.19358
Principal
Window              Aug02 - Jan05    Aug02 - Jun04    Aug02 - Jan04

CMT_1YR                    1.97




No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers.  This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets.  Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.  Goldman Sachs does not provide accounting, tax or legal advice.
Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSR0207 - Price/Yield - GMC_A1B

Balance                           $50,331,000.00 Delay                0  Coupon  IF CURMONTH LE 68 THEN 2.915 ELSE CMT_1YR + 1.75
Coupon                                     2.915 Dated          7/30/02
Settle                                   7/30/02 First Payment  8/25/02

              -----------------------------------
Price         40 for 3 30 for 3 15CPR, CALL(Y)
              -----------------------------------
99-12                                      3.314 Yield
99-12                                         63 Spread
              -----------------------------------
99-16                                      3.238 Yield
99-16                                         55 Spread
              -----------------------------------
99-20                                      3.161 Yield
99-20                                         48 Spread
              -----------------------------------
99-24                                      3.085 Yield
99-24                                         40 Spread
              -----------------------------------
99-28                                      3.009 Yield
99-28                                         32 Spread
              -----------------------------------
100-00                                     2.933 Yield
100-00                                        25 Spread
              -----------------------------------
100-04                                     2.857 Yield
100-04                                        17 Spread
              -----------------------------------
100-08                                     2.781 Yield
100-08                                        10 Spread
              -----------------------------------
100-12                                     2.705 Yield
100-12                                         2 Spread
              -----------------------------------
100-16                                     2.630 Yield
100-16                                        -5 Spread
              -----------------------------------
100-20                                     2.555 Yield
100-20                                       -13 Spread
              -----------------------------------

WAL                                      1.71081
Principal WindOct03 - Oct04

CMT_1YR                                     1.97



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman
Sachs imposing any limitation of any kind.


GSR0207 - Price/Yield - GMC_A1B

Balance                              $50,331,000.00 Delay                0  Coupon IF CURMONTH LE 68 THEN 2.915 ELSE CMT_1YR + 1.75
Coupon                                        2.915 Dated          7/30/02
Settle                                      7/30/02 First Payment  8/25/02

              --------------------------------------
Price         45 for 3 30 for 3 25% CPR, CALL(Y)
              --------------------------------------
99-12                                         3.496 Yield
99-12                                           126 Spread
              --------------------------------------
99-16                                         3.383 Yield
99-16                                           115 Spread
              --------------------------------------
99-20                                         3.270 Yield
99-20                                           103 Spread
              --------------------------------------
99-24                                         3.157 Yield
99-24                                            92 Spread
              --------------------------------------
99-28                                         3.045 Yield
99-28                                            81 Spread
              --------------------------------------
100-00                                        2.933 Yield
100-00                                           70 Spread
              --------------------------------------
100-04                                        2.821 Yield
100-04                                           58 Spread
              --------------------------------------
100-08                                        2.709 Yield
100-08                                           47 Spread
              --------------------------------------
100-12                                        2.597 Yield
100-12                                           36 Spread
              --------------------------------------
100-16                                        2.486 Yield
100-16                                           25 Spread
              --------------------------------------
100-20                                        2.375 Yield
100-20                                           14 Spread
              --------------------------------------

WAL                                           1.149
Principal Window                      Jun03 - Dec03

CMT_1YR                                        1.97



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman
Sachs imposing any limitation of any kind.


GSR0207 - Price/Yield - GMC_A3

Balance            $261,715,000.00 Delay                   24      Coupon  IF CURMONTH LE 68 THEN 4.727 ELSE CMT_1YR + 1.75
Coupon                       4.727 Dated               7/1/02
Settle                     7/30/02 First Payment      8/25/02
>

              ---------------------
Price         60 for 10 20, Call(Y)
              ---------------------
99-28                        4.702 Yield
99-28                          119 Spread
              ---------------------
100-00                       4.656 Yield
100-00                         114 Spread
              ---------------------
100-04                       4.609 Yield
100-04                         110 Spread
              ---------------------
100-08                       4.562 Yield
100-08                         105 Spread
              ---------------------
100-12                       4.516 Yield
100-12                         100 Spread
              ---------------------
100-16                       4.469 Yield
100-16                          96 Spread
              ---------------------
100-20                       4.423 Yield
100-20                          91 Spread
              ---------------------
100-24                       4.377 Yield
100-24                          86 Spread
              ---------------------
100-28                       4.331 Yield
100-28                          82 Spread
              ---------------------
101-00                       4.284 Yield
101-00                          77 Spread
              ---------------------
101-04                       4.239 Yield
101-04                          73 Spread
              ---------------------

WAL                        2.99772
Principal
Window                  Feb03 - Mar08

CMT_1YR                       1.97

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained
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